UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04375

Name of Fund: BlackRock New York Municipal Opportunities Fund (formerly, BlackRock New York Municipal Bond Fund) of BlackRock Multi-State Municipal Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal Opportunities Fund (formerly, BlackRock New York Municipal Bond Fund) of BlackRock Multi-State Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2015

Date of reporting period: 12/31/2014

Item 1 –	Report to Stockholders

DECEMBER 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Municipal Bond Fund, Inc.
>	BlackRock High Yield Municipal Fund
>	BlackRock National Municipal Fund
>	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust
>	BlackRock New York Municipal Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2014	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period ended December 31, 2014, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index. The Fund’s Institutional and Investor A Shares outperformed the secondary benchmark, the S&P® Customized High Yield Municipal Bond Index (“Custom Index”) customized to represent only issues with maturities of five years or longer, while the Investor C Shares underperformed the secondary benchmark. The following discussion of relative performance pertains to the Customized Index.

What factors influenced performance?

• The Fund’s overweight allocations in the development district, health care and education sectors had a positive impact on performance. Above-market weightings in AA and BB rated bonds, as well as in unrated bonds, made more significant relative performance contributions than the Fund’s allocations to other rating categories. The Fund’s yield curve positioning, along with its emphasis on long-dated bonds, also had a positive impact on returns as longer-term yields declined. (Bond prices and yields move in opposite directions). Security selection, led by holdings in tobacco and state tax-backed sectors, further contributed to the Fund’s six-month results.

• Below-market weightings in bonds rated between CCC and C, which outperformed, detracted from performance. The Fund’s defensive duration posture (below-market interest rate sensitivity) also detracted from performance, as did its use of U.S. Treasury futures contracts to manage interest rate risk.

• The Fund held an above-average weighting in cash reserves as of the close of the period, which reflects both strong year-end flows into the fund as well as a lack of attractive investment opportunities. The elevated cash position did not have a material impact on performance.

Describe recent portfolio activity.

• Given the strong, positive inflows that occurred during the six-month period, the Fund’s activity reflected its efforts to stay invested and maintain a stable cash position. The Fund increased its exposure to the tobacco, tax-backed and development district sectors, while reducing positions in the transportation and health care sectors. The Fund maintained an above-average credit quality and above-market weightings in longer-dated bonds.

Describe portfolio positioning at period end.

• At period end, the Fund’s duration posture was below that of the secondary benchmark but slightly higher than that of its primary benchmark. Relative to the S&P® Customized High Yield Municipal Bond Index, the Fund was overweight in the tobacco, education, development district and health care sectors, and underweight in the tax-backed, corporate, utilities and transportation sectors. In terms of credit quality, the Fund held overweights in the AA, BB and unrated credit tiers, while it was underweight in bonds rated A and BBB. The Fund remained positioned for a flatter yield curve, favoring long-dated securities that could gain a greater benefit from an environment of stable-to-lower long-term rates than their short- and intermediate-term counterparts.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
Health	23%
Tobacco	14
Transportation	12
Education	12
County/City/Special District/School District	11
Utilities	9
State	9
Corporate	9
Housing	1
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	7%
2016	4
2017	8
2018	3
2019	6
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	Percent of Long-Term Investments
AA/Aa	16%
A	11
BBB/Baa	25
BB/Ba	13
B	8
N/R2	27
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of December 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $7,350,432, representing 1% of the Fund’s long-term investments.

4	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

BlackRock High Yield Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
[4]	The S&P® Customized High Yield Municipal Bond Index is a blended subset of the S&P® Municipal Bond Index that includes non-insured bonds rated below BBB—or non-rated (85%) and bonds rated BBB (15%), excluding those that are in default, are pre-refunded, or are escrowed to maturity. Effective as of January 1, 2013, the Fund’s secondary benchmark, the S&P® Customized High Yield Municipal Bond Index, includes only those high yield bonds in the S&P® Municipal Bond Index that have maturities greater than 5 years.
[5]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2014

				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.67%	3.66%	5.78%	17.85%	N/A	8.21%	N/A	4.58%	N/A
Investor A	3.24	3.24	5.65	17.59	12.59%	7.91	6.97%	4.29	3.75%
Investor C	2.63	2.63	5.24	16.67	15.67	7.08	7.08	3.53	3.53
S&P® Municipal Bond Index	—	—	3.00	9.25	N/A	5.32	N/A	4.93	N/A
Custom Index	—	—	5.50	15.20	N/A	8.58	N/A	5.03	N/A
[6]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[7]	The Fund commenced operations on 8/01/06.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[10]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Including Interest Expense and Fees[8]	Excluding Interest Expense and Fees[9]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Ending Account Value December 31, 2014	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,057.80	$3.53	$3.32	$1,000.00	$1,021.78	$3.47	$1,021.98	$3.26
Investor A	$1,000.00	$1,056.50	$4.92	$4.72	$1,000.00	$1,020.42	$4.84	$1,020.62	$4.63
Investor C	$1,000.00	$1,052.40	$8.85	$8.64	$1,000.00	$1,016.59	$8.69	$1,016.79	$8.49
[8]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.68% for Institutional, 0.95% for Investor A and 1.71% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[9]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.64% for Institutional, 0.91% for Investor A and 1.67% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	5

Fund Summary as of December 31, 2014	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Effective as of September 1, 2014, the Fund’s secondary benchmark, the S&P® Municipal Bond Index, was added with a customized benchmark, referred to as the “Custom Index”. The Custom Index reflects the returns of the S&P® Municipal Bond Index Bond Index through December 31, 2012. Beginning January 1, 2013, the Custom Index includes the returns of only those issues in the S&P® Municipal Bond Index that have maturities greater than 5 years. The investment advisor believes that this change in the performance benchmark more accurately reflects the investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period ended December 31, 2014, the Fund underperformed its benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, Custom National Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom National Index.

What factors influenced performance?

• The Fund’s shorter duration posture (lower sensitivity to interest rate movements) relative to the benchmark index detracted from performance as interest rates declined. The Fund’s cash reserves, held for the purpose of providing liquidity, detracted from relative results, as longer-maturity investments benefited from spread tightening or interest rate movements. Positions in bonds issued by tax-backed state and local school districts and education sectors underperformed the benchmark, although their absolute returns were positive. The Fund maintained a short position in 10-year U.S. Treasury futures contracts in order to manage interest rate risk. With interest rates falling during the period, as prices rose, this position had a small negative impact on performance. The Fund’s high quality bias also had a negative impact on relative results. Although high quality issues provided positive returns, significant fund flows caused yield spreads to tighten more dramatically in lower-rated bonds (which indicates outperformance).

• The Fund’s overweight (above-benchmark) positions in the health care, corporate-backed, utilities and transportation sectors added value relative to the benchmark. In addition, the Fund’s position in longer-maturity bonds performed well given the decline in longer-term rates. (Bond prices rise as yields fall).

Describe recent portfolio activity.

• Cash reserves were reduced as it became apparent rates were going to remain low and yield spreads did not appear to be at risk of widening. A portion of the Fund’s cash reserves were converted to short-term investments in floating rate notes (FRNs) and municipal notes with maturities under two years. Near the end of the period, the fund purchased blocks of high grade, long maturity primary issue notes in order to move to a more neutral duration posture and to commit excess cash reserves.

Describe portfolio positioning at period end.

• As of period end, the Fund was positioned defensively. Relative to the S&P® Municipal Bond Index, the Fund maintained a short duration posture (or a sensitivity to interest rate movements below that of the benchmark), and it held overweight positions in the health care, transportation and utilities sectors. At the period end, the Fund maintained a low degree of leverage through the use of tender option bond (“TOB”) transactions.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
Utilities	24%
Transportation	20
Health	19
County/City/Special District/School District	12
State	10
Education	9
Corporate	5
Housing	1
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	2%
2016	8
2017	9
2018	16
2019	24
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	19%
AA/Aa	48
A	23
BBB/Baa	5
BB/Ba	2
N/R2	3
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of December 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $70,996,821, representing 1% of the Fund’s long-term investments.

6	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

BlackRock National Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
[4]	Effective as of September 1, 2014, the Fund’s secondary benchmark, S&P® Municipal Bond Index, was added with a customized benchmark. Custom National Index is a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended December 31, 2014

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.01%	1.93%	2.93%	10.45%	N/A	6.32%	N/A	5.15%	N/A
Institutional	1.91	1.86	2.88	10.35	N/A	6.20	N/A	5.03	N/A
Service	1.72	1.67	2.87	10.15	N/A	5.89	N/A	4.74	N/A
Investor A	1.68	1.54	2.79	10.06	5.38%	6.01	5.10%	4.80	4.34%
Investor B	1.25	1.11	2.53	9.52	5.52	5.50	5.17	4.27	4.27
Investor C	1.01	0.92	2.50	9.35	8.35	5.25	5.25	4.02	4.02
Investor C1	1.20	1.12	2.50	9.45	8.45	5.43	5.43	4.23	4.23
S&P® Municipal Bond Index	—	—	3.00	9.25	N/A	5.32	N/A	4.75	N/A
Custom National Index	—	—	3.80	11.76	N/A	5.57	N/A	4.87	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Including Interest Expense and Fees[6]	Excluding Interest Expense and Fees[7]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Ending Account Value December 31, 2014	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$1,029.30	$2.56	$2.35	$1,000.00	$1.022.68	$2.55	$1,029.30	$2.35
Institutional	$1,000.00	$1,028.80	$3.02	$2.86	$1,000.00	$1,022.23	$3.01	$1,028.80	$2.86
Service	$1,000.00	$1,028.70	$4.04	$3.84	$1,000.00	$1,021.22	$4.02	$1,028.70	$3.84
Investor A	$1,000.00	$1,027.90	$3.88	$3.68	$1,000.00	$1,021.37	$3.87	$1,027.90	$3.68
Investor B	$1,000.00	$1,025.30	$6.48	$6.28	$1,000.00	$1,018.80	$6.46	$1,025.30	$6.28
Investor C	$1,000.00	$1,025.00	$7.71	$7.50	$1,000.00	$1,017.59	$7.68	$1,025.00	$7.50
Investor C1	$1,000.00	$1,025.00	$6.74	$6.53	$1,000.00	$1,018.55	$6.72	$1,025.00	$6.53
[6]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.50% for BlackRock, 0.59% for Institutional, 0.79% for Service, 0.76% for Investor A, 1.27% for Investor B, 1.51% for Investor C and 1.32% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.46% for BlackRock, 0.56% for Institutional, 0.75% for Service, 0.72% for Investor A, 1.23% for Investor B, 1.47% for Investor C and 1.28% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	7

Fund Summary as of December 31, 2014	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period ended December 31, 2014, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

• The Fund’s underperformance relative to the benchmark index was attributable in part to its duration positioning (management of interest rate risk). Specifically, the Fund was underweight in its exposure to the three- to four-year area of the yield curve relative to its benchmark, which outperformed during the period. An underweight exposure to the utilities sector, together with security selection in the group, also played a part in the Fund’s underperformance. The Fund’s underweight exposure to the tax-backed state sector, along with security selection in the sector, detracted from returns. An underweight position pre-refunded issues also hindered results.

• Conversely, the Fund’s overall yield curve positioning had a positive impact on performance. In addition, its use of U.S. Treasury futures contracts to manage interest rate risk had a positive impact on performance given the increase in yields on short-term bonds. (Bond prices and yields move in opposite directions).

Describe recent portfolio activity.

• The Fund adjusted its positioning quite actively during the period. The investment manager reduced the portfolio’s duration (interest rate sensitivity) during the first half of the period, as the balance of supply and demand in the municipal market became less positive given the increase in new-issue supply. Later in the period, the Fund began increasing duration while taking advantage of attractive yield concessions in the new-issue market.

• Short-term municipal yields rose along with the increase in the yields of U.S. Treasuries of similar maturities. The Fund took advantage of market volatility by reducing the extent of its underweight in the three- to four-year portion of the yield curve as rates rose.

Describe portfolio positioning at period end.

• Relative to the S&P® Limited Maturity Municipal Bond Index, the Fund had a neutral duration positioning at period end. However, the Fund maintained an underweight exposure to the three- to four-year segment of the yield curve given its potential vulnerability to rising interest rates. The Fund remained underweight to the pre-refunded sector because of the difficulty of sourcing bonds represented in the benchmark. In lieu of these bonds, the Fund has a roughly identical overweight exposure to the dedicated tax-backed sector, a market segment that featured strong credit fundamentals. Conversely, the Fund was underweight in bonds issued by local governments. The Fund closed the period with an overweight positions in “A” rated securities, which provide attractive yields relative to the associated risks. As of period end, the Fund held a minimal level of cash reserves.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
State	37%
County/City/Special District/School District	22
Transportation	14
Utilities	9
Corporate	8
Education	5
Health	4
Tobacco	1
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	13%
2016	40
2017	26
2018	14
2019	—
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	22%
AA/Aa	46
A	30
BBB/Baa	1
N/R	1
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

8	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

BlackRock Short-Term Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than 2 years.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
[4]	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than 4 years.

Performance Summary for the Period Ended December 31, 2014

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	0.17%	0.17%	(0.01)%	0.24%	N/A	0.74%	N/A	1.93%	N/A
Institutional	0.17	0.06	(0.11)	0.24	N/A	0.76	N/A	1.94	N/A
Investor A	(0.11)	(0.12)	(0.25)	(0.04)	(3.04)%	0.49	(0.13)%	1.68	1.37%
Investor A1	0.06	0.03	(0.17)	0.12	(0.88)	0.64	0.44	1.83	1.73
Investor C	(0.87)	(0.87)	(0.70)	(0.79)	(1.79)	(0.30)	(0.30)	0.90	0.90
S&P® Municipal Bond Index	—	—	3.00	9.25	N/A	5.32	N/A	4.75	N/A
S&P® Limited Maturity Municipal Bond Index	—	—	0.27	0.94	N/A	1.45	N/A	2.59	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Blackrock	$1,000.00	$999.90	$2.02	$1,000.00	$1,023.19	$2.04	0.40%
Institutional	$1,000.00	$998.90	$2.02	$1,000.00	$1,023.19	$2.04	0.40%
Investor A	$1,000.00	$997.50	$3.47	$1,000.00	$1,021.73	$3.52	0.69%
Investor A1	$1,000.00	$998.30	$2.62	$1,000.00	$1,022.58	$2.65	0.52%
Investor C	$1,000.00	$993.00	$7.38	$1,000.00	$1,017.80	$7.48	1.47%
[6]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[7]	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	9

Fund Summary as of December 31, 2014	BlackRock New York Municipal Bond Fund

Investment Objective

BlackRock New York Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from federal income tax and New York State and New York City personal income taxes.

On December 18, 2014, the Board of Trustees of the Fund approved changes to the Fund’s name and investment strategies. The Fund will change its name to BlackRock New York Municipal Opportunities Fund. Under its new investment strategies, the Fund will continue to seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in investment grade New York municipal bonds. In addition, the Fund’s investment advisor has determined to change the Fund’s secondary benchmark from the Custom Index to the S&P® New York Municipal Bond Index. The investment advisor believes that the new benchmark is more relevant to the Fund’s new investment strategies. These changes become effective on February 18, 2015.

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period ended December 31, 2014, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® Customized New York Municipal Bond Index (“Custom Index”), customized to represent only issues with maturities of five years or longer. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Customized Index.

What factors influenced performance?

• The Fund’s performance benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. In addition, the Fund’s limited use of leverage provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall.) The Fund’s positioning along the yield curve, which favored longer-dated bonds, aided performance as longer-term bonds generally outperformed those with shorter maturities. Positions in lower-coupon bonds, which tend to have longer durations and more capital appreciation potential than bonds with higher coupons, helped performance as yields fell during the period. (Duration is a measure of interest-rate sensitivity.) The Fund’s positions in zero-coupon bonds also aided returns, as these securities generated strong price performance due to their relatively long durations for their respective maturities. Fund performance was also bolstered by a heavier concentration in the middle range of the credit spectrum (specifically, A and BBB+ rated credits) at a time in which higher yielding credits, sectors and structures generally outperformed. Finally, overweight positions in the strong-performing education and hospital sectors contributed to performance.

• The Fund’s overall duration posture was shorter than that of the benchmark index, which detracted from performance as interest rates declined in the period. An underweight allocation to tax-backed local and state credits was also detrimental to relative performance as these sectors outperformed. The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance.

Describe recent portfolio activity.

• Greater than expected new-issue supply approaching year-end provided investment opportunities and enhanced the Fund’s ability to diversify into some new and lesser-held assets. Where feasible, the purchases were weighted toward the longer end of the yield curve and into lower-rated investment-grade bonds, as long rates appear well anchored and higher yielding bonds are expected to experience continued strong demand.

Describe portfolio positioning at period end.

• Relative to the S&P® Customized New York Municipal Bond Index, the Fund remained overweight to longer-term bonds. This included overweighting the middle-to-lower end of the credit spectrum and holding higher exposure to the health, education and housing sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
County/City/Special District/School District	23%
Education	17
Transportation	16
Health	13
Utilities	11
State	10
Corporate	6
Housing	3
Tobacco	1
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	7%
2016	3
2017	6
2018	2
2019	11
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	12%
AA/Aa	42
A	31
BBB/Baa	5
BB/Ba	2
N/R2	8
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of December 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $5,242,305, representing 2% of the Fund’s long-term investments.

10	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

BlackRock New York Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund will invest at least 80% of its assets in a portfolio of investment grade New York municipal bonds.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
[4]	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index. Effective as of January 1, 2014, the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index, was replaced with the Custom Index.
[5]	The Custom Index reflects the returns of the S&P® New York Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New York bonds in the S&P® New York Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended December 31, 2014

				Average Annual Total Returns[6]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.50%	2.46%	4.74%	13.72%	N/A	5.76%	N/A	4.61%	N/A
Investor A	2.17	2.10	4.62	13.55	8.73%	5.48	4.57%	4.35	3.89%
Investor A1	2.27	2.25	4.67	13.69	9.15	5.65	4.79	4.52	4.09
Investor C	1.52	1.46	4.22	12.71	11.71	4.73	4.73	3.58	3.58
Investor C1	1.88	1.86	4.41	13.14	12.14	5.13	5.13	3.99	3.99
S&P® Municipal Bond Index	—	—	3.00	9.25	N/A	5.32	N/A	4.75	N/A
S&P® New York Municipal Bond Index	—	—	2.90	8.68	N/A	5.00	N/A	4.73	N/A
Custom Index	—	—	3.61	10.82	N/A	5.23	N/A	4.84	N/A
[6]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Including Interest Expense and Fees[7]	Excluding Interest Expense and Fees[8]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[7]	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,047.40	$3.56	$3.35	$1,000.00	$1,021.73	$3.52	$1,021.93	$3.31
Investor A	$1,000.00	$1,046.20	$4.80	$4.59	$1,000.00	$1,020.52	$4.74	$1,020.72	$4.53
Investor A1	$1,000.00	$1,046.70	$4.28	$4.08	$1,000.00	$1,021.02	$4.23	$1,021.22	$4.02
Investor C	$1,000.00	$1,042.20	$8.65	$8.44	$1,000.00	$1,016.74	$8.54	$1,016.94	$8.34
Investor C1	$1,000.00	$1,044.10	$6.80	$6.59	$1,000.00	$1,018.55	$6.72	$1,018.75	$6.51
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.69% for Institutional, 0.93% for Investor A, 0.83% for Investor A1, 1.68% for Investor C and 1.32% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[8]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.65% for Institutional, 0.89% for Investor A, 0.79% for Investor A1, 1.64% for Investor C and 1.28% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	11

About Fund Performance

• BlackRock and Institutional Shares (BlackRock Shares are available only in BlackRock Short-Term Municipal Fund and BlackRock National Municipal Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to October 2, 2006 for BlackRock Short-Term Municipal Fund and July 18, 2011 for BlackRock National Municipal Fund, BlackRock Share performance results are those of the Institutional Shares restated to reflect BlackRock Share fees.

• Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to certain eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.

• Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Prior to October 2, 2006 for BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund, Investor A Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

• Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund) are subject to a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Bond Fund; and a service fee of 0.10% per year (but no distribution fee).

• Investor B Shares (available only in BlackRock National Municipal Fund) are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) On June 10, 2013, all issued and outstanding Investor B Shares of BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund were converted into Investor A1 Shares with the same relative aggregate net asset value (“NAV”).

• Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006 (for all Funds except BlackRock High Yield Municipal Fund), Investor C Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

• Investor C1 Shares (available only in BlackRock National Municipal Fund and BlackRock New York Municipal Bond Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Bond Fund	0.35%	0.25%

Investor A1, Investor B and Investor C1 Shares of their respective Funds are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. On June 10, 2013, all outstanding Investor B1 Shares of BlackRock National Municipal Fund were converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor reimbursed a portion of each Fund’s expenses. Without such reimbursement, a Fund’s performance would have been lower. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

12	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in TOB transactions, as described in Note 3 of the Notes to Financial Statements. In a TOB transaction, a third party sponsor establishes a special purpose entity (a “TOB Trust”) into which the Fund transfers municipal bonds or other municipal securities. TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market and interest rate risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. A Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments December 31, 2014 (Unaudited)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.5%
City of Phenix Alabama IDB, Refunding RB, Meadwestvaco Coated Board Project, Series A, AMT, 4.13%, 5/15/35	$1,750	$1,722,647
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,180	2,171,433
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	365	398,854
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,010	1,116,656
Sub-Lien, Series D, 7.00%, 10/01/51	2,355	2,808,620
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	710	826,575
		9,044,785
Alaska — 0.9%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	980	979,961
5.00%, 6/01/32	1,500	1,289,085
5.00%, 6/01/46	4,120	3,312,644
		5,581,690
Arizona — 0.8%
City of Phoenix Arizona IDA, ERB, Eagle College Prep Project, Series A, 5.00%, 7/01/43	1,445	1,383,674
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.40%, 7/01/47	415	443,038
Legacy Traditional Schools, Series A, 6.50%, 7/01/34 (a)	465	525,501
Legacy Traditional Schools, Series A, 6.75%, 7/01/44 (a)	810	924,388
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	70	66,591
Town of Florence, Inc. Arizona, IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 7/01/43	1,375	1,483,089
University Medical Center Corp., RB, 6.25%, 7/01/29	180	208,643
		5,034,924
Arkansas — 0.1%
County of Benton Arkansas Public Facilities Board, RB, BCCSO Project, Series A, 6.00%, 6/01/40	750	834,330
California — 8.0%
California County Tobacco Securitization Agency, RB, 5.45%, 6/01/28	500	483,585

Municipal Bonds	Par (000)	Value
California (continued)
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	$1,000	$1,158,530
Sutter Health, Series B, 6.00%, 8/15/42	1,000	1,199,310
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	265	309,032
California HFA, RB, S/F, Home Mortgage, Series I, AMT, 4.80%, 8/01/36	1,500	1,507,800
California Municipal Finance Authority, Urban Discovery Academy Project (a):
5.50%, 8/01/34	310	317,406
6.00%, 8/01/44	655	670,772
6.13%, 8/01/49	570	583,150
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	3,100	3,344,993
California School Finance Authority, RB, Value Schools:
6.65%, 7/01/33	295	323,450
6.90%, 7/01/43	650	717,626
California Statewide Communities Development Authority, RB, Series A:
American Baptist Homes of the West, 5.00%, 10/01/43	1,000	1,083,340
Sutter Health, 6.00%, 8/15/42	400	479,724
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of the West, 6.25%, 10/01/39	2,575	2,936,659
Loma Linda University Medical Center, 5.50%, 12/01/54	2,460	2,689,961
California Statewide Financing Authority, RB, Tobacco Settlement:
Series A, 6.00%, 5/01/43	2,500	2,495,350
Series B, 6.00%, 5/01/43	3,485	3,484,791
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	500	592,145
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	310	380,165
6.50%, 5/01/42	760	924,092
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	240	283,015

Portfolio Abbreviations

ACA AGC AGM AMBAC AMT ARB BAM BARB BHAC CAB CIFG COP EDA
American Capital Access Holding Ltd.
Assured Guarantee Corp.
Assured Guaranty Municipal Corp.
American Municipal Bond Assurance Corp.
Alternative Minimum Tax (subject to)
Airport Revenue Bonds
Build America Mutual Assurance Co.
Building Aid Revenue Bonds
Berkshire Hathaway Assurance Corp.
Capital Appreciation Bonds
CDC IXIS Financial Guaranty
Certificates of Participation
Economic Development Authority
EDC ERB ERS FHA GAN GARB GO HDA HFA HRB IDA IDB IDRB
Economic Development Corp.
Education Revenue Bonds
Extendible Reset Securities
Federal Housing Administration
Grant Anticipation Notes
General Airport Revenue Bonds
General Obligation Bonds
Housing Development Authority
Housing Finance Agency
Housing Revenue Bonds
Industrial Development Authority
Industrial Development Board
Industrial Development Revenue Bonds
ISD LRB M/F MRB NPFGC PILOT PSF-GTD Radian RB S/F SONYMA Syncora VRDN
Independent School District
Lease Revenue Bonds
Multi-Family
Mortgage Revenue Bonds
National Public Finance Guarantee Corp.
Payment in Lieu of Taxes
Public School Fund Guaranteed
Radian Guaranty, Inc.
Revenue Bonds
Single-Family
State of New York Mortgage Agency
Syncora Guarantee
Variable Rate Demand Note

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	$2,115	$2,420,110
County of San Marcos California Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 8/01/51 (b)	4,425	854,202
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	9,680	8,021,042
Inland Empire Tobacco Securitization Authority, RB, CAB, Series C-1, 0.00%, 6/01/36 (b)	15,575	2,923,272
Lammersville School District Community Facilities District, Special Tax Bonds, District No. 2002, Mountain House, 5.13%, 9/01/35	325	339,264
State of California, GO, Various Purpose, 5.00%, 4/01/43	5,000	5,671,100
Successor Agency to the San Francisco City & County Redevelopment Agency, Special Tax Bonds, Community Facilities District No. 6 (Mission Bay South Public Improvements), Series C, CAB, 0.00%, 8/01/43 (b)	3,000	598,440
Temecula Public Financing Authority, Refunding, Special Tax Bonds, Harveston, Sub-Series B, 5.10%, 9/01/36	165	167,153
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,280	1,270,502
		48,229,981
Colorado — 2.7%
Central Platte Valley Metropolitan District, GO, 5.00%, 12/01/43	1,250	1,298,238
Colorado Educational & Cultural Facilities Authority, RB, Littleton Preparatory Charter School Project:
5.00%, 12/01/33	450	458,523
5.00%, 12/01/42	545	545,681
Denver Convention Center Hotel Authority, Refunding RB, Senior (Syncora), 5.00%, 12/01/30	1,175	1,218,910
Denver Health & Hospital Authority, RB, Series A:
5.00%, 12/01/39	900	977,463
5.25%, 12/01/45	1,350	1,496,839
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	5,995	6,259,679
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project:
6.00%, 1/15/34	1,500	1,701,030
6.00%, 1/15/41	1,000	1,123,270
Tallyn’s Reach Metropolitan District No. 3, GO, Refunding, Limited Tax, 5.13%, 11/01/38	1,035	1,062,904
		16,142,537
Connecticut — 0.4%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	2,505	2,504,800
Delaware — 0.5%
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,775	3,034,657
District of Columbia — 1.3%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	310	310,282
7.50%, 1/01/39	500	500,350

Municipal Bonds	Par (000)	Value
District of Columbia (concluded)
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	$2,520	$3,068,604
6.75%, 5/15/40	385	384,965
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/30 (b)	3,005	1,560,497
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	185	202,508
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,807,467
		7,834,673
Florida — 7.6%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,465	1,521,754
Capital Trust Agency, Inc., RB:
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 1/01/44	445	474,348
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 1/01/49	950	1,011,360
Faulk Senior Services, 6.50%, 12/01/34	500	500,325
Faulk Senior Services, 6.75%, 12/01/49	580	578,562
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 5/01/24	625	619,156
5.00%, 5/01/34	1,250	1,234,662
5.13%, 5/01/45	1,720	1,697,709
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,205,900
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (a)	1,490	1,700,522
County of Hillsborough Florida IDA, RB, Tampa General Hospital Project, 5.25%, 10/01/41	895	939,526
County of Martin Florida Health Facilities Authority, RB, 5.50%, 11/15/42	1,000	1,103,200
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25	1,750	1,795,885
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	1,500	1,668,030
County of Palm Beach Florida Health Facilities Authority, Refunding RB, 7.50%, 6/01/49	1,000	1,143,000
Florida Development Finance Corp., RB, Series A:
Miami Arts Charter School Project, 5.88%, 6/15/34 (a)	830	845,031
Miami Arts Charter School Project, 6.00%, 6/15/44 (a)	2,800	2,826,040
Renaissance Charter School, 5.75%, 6/15/29	695	699,511
Renaissance Charter School, 6.00%, 6/15/34	835	840,352
Renaissance Charter School, 6.13%, 6/15/44	3,225	3,209,617
Greater Orlando Aviation Authority Florida, Refunding RB, Special Purpose, Jetblue Airways Corp. Project, AMT, 5.00%, 11/15/36	2,000	1,998,560
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	1,475	1,532,141
Highland Meadows Community Development District Florida, Special Assessment Bonds, Series A, 5.50%, 5/01/36 (c)(d)	445	176,763

See Notes to Financial Statements.
16	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel U.S. Inc., AMT, 5.30%, 5/01/37	$3,300	$3,304,587
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	515	656,347
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	1,450	1,771,349
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A:
5.00%, 5/01/29	1,750	1,887,042
5.00%, 5/01/37	900	960,570
Pine Island Community Development District, RB, 5.30%, 11/01/10 (c)(d)	1,355	759,925
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (c)(d)	438	183,835
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Series A2, 6.61%, 5/01/39 (e)	40	29,291
Series A3, 6.61%, 5/01/40 (e)	90	53,698
Series A4, 6.61%, 5/01/40 (e)	50	22,081
Series A1, 6.65%, 5/01/40	140	142,841
Tolomato Community Development District, Convertible CAB (c)(d):
Series 1, 6.65%, 5/01/40	5	5,135
Series 2, 6.65%, 5/01/40	330	195,317
Series 3, 6.65%, 5/01/40	105	1
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 5/01/26	640	666,938
Village Community Development District No. 9, Special Assessment Bonds:
7.00%, 5/01/41	1,525	1,874,393
5.50%, 5/01/42	555	644,910
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,740	1,895,556
		45,375,770
Georgia — 0.5%
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	125	132,094
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	635	792,124
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2, 6.63%, 11/15/39	220	254,432
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Series A, Northeast Georgia Health System, Inc. Project, 5.50%, 8/15/54	555	646,331
Private Colleges & Universities Authority, RB, Savannah College of Art & Design, 5.00%, 4/01/44	1,075	1,170,385
		2,995,366
Guam — 1.3%
Guam Government Waterworks Authority, RB, Water & Wastewater System:
5.25%, 7/01/33	910	1,035,534
5.50%, 7/01/43	1,520	1,752,712

Municipal Bonds	Par (000)	Value
Guam (concluded)
Territory of Guam, GO, Series A:
6.00%, 11/15/19	$100	$110,586
6.75%, 11/15/29	1,650	1,892,187
7.00%, 11/15/39	2,660	3,128,559
		7,919,578
Idaho — 0.0%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	265	265,517
Illinois — 6.0%
City of Chicago Illinois, GO, Refunding, Series A, 5.00%, 1/01/36	3,000	3,096,540
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	4,500	4,694,985
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	7,300	7,591,270
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,040	3,323,784
Illinois Finance Authority, RB, Lake Forest College, Series A, 6.00%, 10/01/48	1,700	1,899,325
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,400	1,583,232
Friendship Village of Schaumburg, 7.13%, 2/15/39	1,000	1,075,060
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,805	2,936,021
Rogers Park Montessori School Project, Series 2014, 6.00%, 2/01/34	335	348,286
Rogers Park Montessori School Project, Series 2014, 6.13%, 2/01/45	790	810,690
Roosevelt University Project, 6.50%, 4/01/44	830	909,497
Swedish Covenant, Series A, 6.00%, 8/15/38	1,000	1,131,280
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (b)	3,455	864,303
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32	675	713,482
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	390	459,065
State of Illinois, GO:
5.00%, 2/01/39	500	528,385
Series A, 5.00%, 4/01/35	1,460	1,554,258
Series A, 5.00%, 4/01/38	2,190	2,310,954
		35,830,417
Indiana — 1.3%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A:
7.13%, 11/15/42	1,500	1,669,110
7.13%, 11/15/47	1,500	1,664,025
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	525	615,237
7.00%, 1/01/44	1,270	1,497,076
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	370	393,151
5.00%, 7/01/48	1,230	1,304,243
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 3/01/39	725	761,909
		7,904,751

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Iowa — 3.1%
Iowa Finance Authority, Refunding RB:
Development, Care Initiatives Project, Series A, 5.00%, 7/01/19	$500	$516,830
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	3,295	3,479,751
Sunrise Retirement Community Project, 5.50%, 9/01/37	890	902,140
Sunrise Retirement Community Project, 5.75%, 9/01/43	1,385	1,418,046
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Senior Series A-1, 5.00%, 12/01/21	3,710	4,026,648
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 6/01/34	1,200	1,095,936
Asset-Backed, Series C, 5.50%, 6/01/42	2,000	1,668,960
Asset-Backed, Series C, 5.63%, 6/01/46	3,345	2,839,035
Series C, 5.38%, 6/01/38	3,075	2,571,623
		18,518,969
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (b)	250	178,202
Kentucky Public Transportation Infrastructure Authority, RB, 6.00%, 7/01/53	3,000	3,472,830
		3,651,032
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	1,630	1,960,205
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	645	727,941
Parish of St. John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	1,905	2,019,776
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	3,910	4,311,674
		9,019,596
Maine — 0.2%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	1,075	1,229,520
Maryland — 1.1%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	750	843,008
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,910	3,261,848
County of Howard Maryland, Refunding RB, Vantage House Facility, Series A, 5.25%, 4/01/33	500	485,390
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	1,500	1,620,585
Transportation Facilities Project, Series A, 5.75%, 6/01/35	265	286,303
		6,497,134
Massachusetts — 1.3%
Massachusetts Development Finance Agency, RB:
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	350	398,604
Linden Ponds, Inc. Facility, Series A-1, 6.25%, 11/15/39	353	298,849

Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Massachusetts Development Finance Agency, RB (concluded):
Linden Ponds, Inc. Facility, Series A-2, 5.50%, 11/15/46	$19	$15,155
Linden Ponds, Inc. Facility, Series B, 0.00%, 11/15/56 (b)	94	94
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (a)	1,480	1,575,208
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	3,000	3,084,750
Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	1,500	1,506,840
Tufts Medical Center, Series I, 6.75%, 1/01/36	510	608,129
		7,487,629
Michigan — 2.0%
City of Detroit Michigan, GO, Financial Recovery (f):
Series B-1, 4.00%, 4/01/44	170	101,720
Series B-2, 4.00%, 4/01/44	54	32,379
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,660	1,794,427
County of Monroe Michigan Hospital Finance Authority, Refunding RB, Mercy Memorial Hospital Corp. Obligation, 5.50%, 6/01/35	1,565	1,612,670
Kentwood EDC, Refunding RB, Limited Obligation, Holland Home, 5.63%, 11/15/41	1,000	1,055,580
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	350	364,199
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	800	847,144
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 6/01/42	3,180	3,032,798
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (g)	915	1,151,061
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,710	1,910,104
		11,902,082
Minnesota — 0.6%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 7/01/45	2,065	2,137,647
St. Paul Housing & Redevelopment Authority, RB, Nova Classical Academy, Series A, 6.63%, 9/01/42	500	570,220
Woodbury Housing & Redevelopment Authority, RB, St. Therese of Woodbury, 5.13%, 12/01/44	955	963,270
		3,671,137
Missouri — 0.9%
City of Kansas Missouri, Tax Allocation Bonds, Kansas City MainCor Project, Series A, 5.25%, 3/01/18 (h)	400	431,504
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	435	502,843
Lees Summit Industrial Development Authority, RB, John Knox Obligated Group, 5.25%, 8/15/39	1,890	1,938,705

See Notes to Financial Statements.
18	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Missouri (concluded)
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	$2,200	$2,274,712
		5,147,764
Nebraska — 0.1%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	780	846,027
Nevada — 0.2%
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	20	20,235
County of Clark Nevada, Refunding, Special Assessment, Special Improvement District No. 142, Mountain’s Edge:
4.00%, 8/01/22	815	832,645
4.00%, 8/01/23	510	513,774
		1,366,654
New Hampshire — 0.1%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	435	503,191
New Jersey — 5.2%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	1,750	1,905,505
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, AMT, 5.00%, 12/01/24	1,500	1,685,640
New Jersey EDA, RB:
AMT, ACR Energy Partners, Series A, 10.50%, 6/01/32 (a)(c)(d)	1,660	747,000
Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,965	2,116,933
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	840	894,113
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	3,000	3,686,100
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,360	1,491,553
Team Academy Charter School Project, 6.00%, 10/01/43	970	1,101,241
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Joseph’s Healthcare System, 6.63%, 7/01/38	725	812,087
New Jersey Transportation Trust Fund Authority, RB, Transportation Program, Series AA, 5.00%, 6/15/44	3,755	4,048,153
South Jersey Transportation Authority LLC, Refunding RB, Series A, 5.00%, 11/01/39	3,250	3,545,035
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	5,885	5,881,116
5.00%, 6/01/29	3,730	3,178,594
		31,093,070
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,030	1,998,880
New York — 13.1%
Build New York City Resource Corp., RB:
5.50%, 11/01/44	1,970	2,110,461
South Bronx Charter School for International Cultures and the Arts Project, Series A, 5.00%, 4/15/43	2,750	2,770,212

Municipal Bonds	Par (000)	Value
New York (concluded)
Build New York City Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$710	$731,989
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	10,750	10,583,052
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 8.00%, 8/01/28 (f)	235	258,230
British Airways PLC Project, 7.63%, 12/01/32	1,500	1,508,295
City of New York New York Industrial Development Agency, RB, Queens Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/46	2,000	2,061,760
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series CC, 5.00%, 6/15/47	8,535	9,624,663
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,115	3,456,373
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, 5.00%, 8/01/46	5,000	5,058,900
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,552	1,738,853
County of Westchester New York Local Development Corp., RB, Pace University, Series A, 5.50%, 5/01/42	2,000	2,288,620
New York Counties Tobacco Trust II, RB, 5.75%, 6/01/43	2,905	2,918,770
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,775	4,543,477
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	375	424,774
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	6,650	6,901,569
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	450	477,508
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	1,070	1,149,298
3 World Trade Center Project, Class 3, 7.25%, 11/15/44 (a)	3,115	3,682,304
New York State Dormitory Authority, Refunding RB, 5.00%, 9/01/38	2,500	2,514,300
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	3,895	4,022,912
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 5.00%, 7/01/42	1,220	1,242,912
Rensselaer Tobacco Asset Securitization Corp., RB, Asset-Backed, Series A, 5.75%, 6/01/43	2,500	2,499,875
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 8/15/43	690	689,952
TSASC, Inc., Refunding RB, 5.00%, 6/01/26	5,000	5,000,800
		78,259,859
North Carolina — 0.8%
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	3,055	3,466,356
Carolina Village Project, 6.00%, 4/01/38	1,000	1,064,770
		4,531,126

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Dakota — 0.2%
City of Williston North Dakota, RB, Eagle Crest Apartments LLC Project, 7.75%, 9/01/38	$1,345	$1,421,140
Ohio — 0.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2, 5.75%, 6/01/34	4,460	3,585,305
Oklahoma — 0.1%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	695	734,789
Oregon — 1.0%
City of Forest Grove Oregon, Refunding RB, Pacific University Project, Series A:
4.50%, 5/01/29	1,000	1,087,060
5.00%, 5/01/40	1,570	1,738,210
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront:
5.40%, 10/01/44	1,145	1,214,753
5.50%, 10/01/49	1,620	1,713,895
		5,753,918
Pennsylvania — 5.1%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	1,185	1,295,833
5.00%, 5/01/42	2,730	2,955,989
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/36	3,000	3,210,870
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	2,680	2,976,890
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.50%, 7/01/40	835	874,070
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	2,095	2,182,655
County of Montgomery Pennsylvania IDA, RB, NHS III Properties Project, 6.50%, 10/01/37	3,300	3,339,171
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	1,345	1,472,022
East Hempfield Township Industrial Development Authority, RB:
5.00%, 7/01/34	1,000	1,073,490
5.00%, 7/01/46	1,750	1,848,910
Pennsylvania Economic Development Financing Authority, RB, US Airways Group, Series A, 7.50%, 5/01/20	1,200	1,404,852
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., 5.50%, 11/01/44	5,390	5,477,534
Township of East Hempfield IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/45	2,600	2,734,108
		30,846,394
Puerto Rico — 0.9%
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35	6,500	5,655,000
Rhode Island — 0.2%
Tobacco Settlement Financing Corp, RB, Asset-Backed, Series A, 6.25%, 6/01/42	1,360	1,363,332

Municipal Bonds	Par (000)	Value
South Carolina — 1.5%
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	$7,530	$8,689,846
Texas — 6.6%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (c)(d)	750	39,375
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (b)	3,000	1,718,970
CAB, 0.00%, 1/01/29 (b)	500	273,730
CAB, 0.00%, 1/01/30 (b)	1,330	694,380
CAB, 0.00%, 1/01/31 (b)	4,000	1,984,240
Senior Lien, 6.25%, 1/01/46	765	891,914
City of Houston Texas Airport System, RB, Special Facilities, Continental Airlines, Inc., AMT, Series A, 6.63%, 7/15/38	1,110	1,252,690
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	120	134,998
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	1,000	1,066,980
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	255	285,863
5.75%, 8/15/41	280	316,938
5.00%, 8/15/42	1,310	1,412,232
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	1,320	1,519,703
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy, Inc. Project, Series A, 4.75%, 5/01/38	3,250	3,372,265
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding, MRB, Brazos Presbyterian Homes, Inc. Project, Series A:
5.00%, 1/01/38	510	517,385
5.00%, 1/01/43	520	524,779
5.13%, 1/01/48	1,535	1,546,512
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41 (b)	350	89,131
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	290	334,147
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	330	371,527
Senior Living Center Project, 8.25%, 11/15/44	800	800,192
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB:
Northwest Senior Housing, Edgemere Project, Series A, 6.00%, 11/15/36	1,500	1,579,590
Trinity Terrace Project, 5.00%, 10/01/44	440	467,896
Trinity Terrace Project, 5.00%, 10/01/49	885	931,020
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	1,920	2,088,346
Danbury Higher Education Authority, Inc., RB, A.W. Brown Fellowship Charter, Series A (ACA), 5.00%, 8/15/16 (g)	355	380,943
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., Series A, 6.50%, 5/15/31	1,000	1,239,560
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 2/15/42	690	706,884

See Notes to Financial Statements.
20	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 4/01/36	$890	$1,028,546
6.00%, 4/01/45	1,355	1,566,407
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (b)	725	240,011
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/16 (g)	1,150	1,217,195
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42	1,330	1,255,799
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	600	614,256
State of Texas Turnpike Authority, RB, CAB (AMBAC), 0.00%, 8/15/30 (b)	5,200	2,051,348
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	1,000	1,205,640
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,740	2,058,611
Town of Flower Mound Texas, Special Assessment Bonds, 6.50%, 9/01/36	1,500	1,576,710
		39,356,713
U.S. Virgin Islands — 0.8%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	4,515	4,857,418
Utah — 0.6%
State of Utah Charter School Finance Authority, RB, Navigator Pointe Academy, Series A, 5.63%, 7/15/40	1,000	1,069,240
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,050	2,195,960
		3,265,200
Virginia — 4.5%
County of Fairfax Virginia EDA, Refunding RB:
Goodwin House, Inc., 5.13%, 10/01/37	1,800	1,870,686
Goodwin House, Inc., 5.13%, 10/01/42	1,185	1,226,819
Vinson Hall LLC, Series A, 5.00%, 12/01/47	1,265	1,304,911
County of Fairfax Virginia IDA, RB, Series A, 4.00%, 5/15/44	7,000	7,125,860
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	2,000	2,051,540
Residential Care Facility, 5.00%, 7/01/47	1,015	1,038,974
County of York Virginia EDA, Refunding RB, Series A, 1.88%, 5/01/33 (f)	2,945	2,991,295
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	515	596,422
6.88%, 3/01/36	450	520,452
Virginia Small Business Financing Authority, RB, Senior Lien, AMT:
Elizabeth River Crossings OpCo LLC Project, 6.00%, 1/01/37	4,095	4,692,542
Express Lanes LLC, 5.00%, 7/01/34	3,300	3,497,670
		26,917,171
Washington — 0.3%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	545	599,691

Municipal Bonds	Par (000)	Value
Washington (concluded)
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	$1,005	$1,054,868
		1,654,559
Wisconsin — 1.1%
Public Finance Authority, RB, Series A:
Rose Villa Project, 5.75%, 11/15/44	380	398,194
Rose Villa Project, 6.00%, 11/15/49	235	249,737
Voyager Foundation, Inc. Project, 5.13%, 10/01/45	1,850	1,859,250
Public Finance Authority, Refunding RB, Senior Obligated Group, Series B, AMT, 5.00%, 7/01/42	1,500	1,591,380
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Mile Bluff Medical Center, 5.50%, 5/01/34	875	921,926
Mile Bluff Medical Center, 5.75%, 5/01/39	1,065	1,118,644
St. Johns Communities, Inc., Series A, 7.25%, 9/15/29	75	88,592
St. Johns Communities, Inc., Series A, 7.63%, 9/15/39	145	172,882
		6,400,605
Total Municipal Bonds — 87.5%		524,758,836

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
California — 0.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (g)	480	570,023
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	1,679	1,904,082
		2,474,105
Colorado — 1.0%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	5,595	6,182,083
District of Columbia — 0.2%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (g)(j)	940	1,112,480
Florida — 0.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,500	3,957,191
Illinois — 1.1%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (j)	3,495	3,649,164
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,480	2,888,109
		6,537,273
New York — 3.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series EE, 5.50%, 6/15/43	3,795	4,457,645
Series HH, 5.00%, 6/15/31 (j)	3,015	3,466,150
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	1,720	1,987,919

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$7,725	$8,908,238
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	2,520	2,949,081
		21,769,033
Ohio — 0.4%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	2,010	2,261,483
South Carolina — 0.1%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	876	894,275
Virginia — 0.5%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,748,280
Washington — 0.5%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	2,999	3,343,047

Municipal Bonds	Par (000)	Value
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (j)	$2,179	$2,394,486
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.9%		53,673,736
Total Long-Term Investments (Cost — $541,662,306) — 96.4%		578,432,572

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	42,944,517	42,944,517
Total Short-Term Securities (Cost — $42,944,517) — 7.2%		42,944,517
Total Investments (Cost — $584,606,823) — 103.6%		621,377,089
Other Assets Less Liabilities — 1.2%		7,264,736
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.8%)		(28,813,998)
Net Assets — 100.0%		$599,827,827

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Non-income producing security.
(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(f)	Variable rate security. Rate shown is as of report date.
(g)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h)	Security is collateralized by municipal or U.S. Treasury obligations.
(i)
Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire from January 1, 2015 to November 15, 2019, is $8,645,316.

(k)
During the six months ended December 31, 2014, Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2014	Net Activity	Shares Held at December 31, 2014	Income
FFI Institutional Tax-Exempt Fund	34,830,577	8,113,940	42,944,517	$7,019

(l)	Represents the current yield as of report date.
•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(359)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$ 45,520,078	$(65,011)

See Notes to Financial Statements.
22	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock High Yield Municipal Fund

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$578,432,572	—	$578,432,572
Short-Term Securities	$42,944,517	—	—	42,944,517
Total	$42,944,517	$578,432,572	—	$621,377,089
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(65,011)	—	—	$(65,011)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$73,031	—	—	$73,031
Cash pledged for financial futures contracts	453,000	—	—	453,000
Liabilities:
TOB trust certificates	—	$(28,807,610)	—	(28,807,610)
Total	$526,031	$(28,807,610)	—	$(28,281,579)

During the six months ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments December 31, 2014 (Unaudited)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$15,955	$18,529,654
Courtland IDB Alabama, Refunding RB, International Paper Co., Series B, AMT, 6.25%, 8/01/25	750	750,877
Prattville IDB Alabama, RB, Recovery Zone Facility, Series C, 6.25%, 11/01/33	3,380	3,920,800
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	15,945	18,563,010
		41,764,341
Alaska — 0.2%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC):
6.00%, 9/01/28	2,000	2,396,460
6.00%, 9/01/32	5,250	6,224,768
		8,621,228
Arizona — 2.8%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	200	203,426
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.88%, 7/01/44	3,440	3,914,754
Legacy Traditional Schools, Series A, 6.50%, 7/01/34 (a)	2,000	2,260,220
Legacy Traditional Schools, Series A, 6.75%, 7/01/44 (a)	3,500	3,994,270
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	2,000	1,902,600
County of Pinal Arizona, RB, Electric District No. 4, 6.00%, 12/01/38	1,200	1,332,684
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	511,480
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/37	98,935	103,015,079
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 1/01/35	13,700	14,264,988
Vistancia Community Facilities District Arizona, GO:
6.75%, 7/15/22	2,760	2,768,584
5.75%, 7/15/24	2,125	2,154,453
		136,322,538
California — 15.6%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	11,525	13,543,719
California Health Facilities Financing Authority, RB:
Catholic Healthcare West, Series J, 5.63%, 7/01/15 (b)	10,000	10,271,000
Sutter Health, Series A, 5.25%, 11/15/46	10,500	11,194,575
Sutter Health, Series B, 6.00%, 8/15/42	21,340	25,593,275
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	26,655	31,083,995
Stanford Hospital, Series A-3, 5.50%, 11/15/40	8,000	9,584,720
California Statewide Communities Development Authority, RB, Series A:
Kaiser Permanente, 5.00%, 4/01/42	30,000	33,166,200
Sutter Health, 6.00%, 8/15/42	10,190	12,220,969

Municipal Bonds	Par (000)	Value
California (continued)
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West:
Series B, 5.50%, 7/01/30	$2,915	$3,225,098
Series E, 5.50%, 7/01/31	1,920	2,125,248
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	24,300	28,736,694
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series 34E, AMT (AGM):
5.75%, 5/01/21	8,220	9,313,671
5.75%, 5/01/23	17,000	19,190,960
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	5,850	6,928,097
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	40,000	45,260,000
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E:
6.00%, 9/01/34	4,890	5,766,728
6.00%, 9/01/39	9,450	11,098,175
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	6,530	7,068,921
Series A-1, 5.75%, 3/01/34	7,010	8,015,514
Series A-1, 6.25%, 3/01/34	5,250	6,181,193
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	1,510	1,851,773
6.50%, 5/01/42	5,130	6,237,618
City of San Juan California Water District, COP, Series A, 6.00%, 2/01/39	10,000	11,615,000
County of Alameda & City of Oakland California, GO, Election of 2012, 6.63%, 8/01/38	3,750	4,616,963
County of Orange California Sanitation District, COP:
Series A, 5.00%, 2/01/35	10,000	11,282,500
Series B (AGM), 5.00%, 2/01/37	25,000	26,935,500
County of Orange California Water District, COP, Refunding:
5.00%, 8/15/39	15,000	17,224,950
Series A, 5.00%, 8/15/41	7,110	8,069,566
County of Sacramento California, RB, Subordinated & Passenger Facility Charges/Grant, Series C:
6.00%, 7/01/39	16,920	19,326,532
6.00%, 7/01/41	13,280	15,168,814
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,500	4,967,955
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	12,830	15,643,234
5.50%, 3/01/41	26,390	31,068,947
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.38%, 9/01/35	26,315	31,631,419
Gilroy Public Facilities Financing Authority, Refunding RB, 6.00%, 11/01/33	6,535	8,149,602
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	3,500	4,308,395
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 7/01/37	10,000	10,973,600
Authorization, 5.00%, 1/01/39	10,000	11,291,600
Metropolitan Water District of Southern California, Refunding RB, Series B, 5.00%, 7/01/35	13,170	13,946,372

See Notes to Financial Statements.
24	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Modesto Irrigation District, COP, Capital Improvements, Series A, 6.00%, 10/01/39	$11,755	$13,507,435
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT:
5.00%, 5/01/27	12,480	14,285,482
5.00%, 5/01/31	12,750	14,336,482
South San Francisco Unified School District, GO, Series G, 3.50%, 7/01/18	14,535	15,828,906
State of California, GO, Various Purposes, 6.00%, 4/01/38	33,925	40,698,465
State of California, Refunding, GO, Various Purposes, 6.50%, 4/01/33	34,000	41,634,020
State of California Public Works Board, LRB, Various Capital Projects:
Sub-Series A-1, 6.00%, 3/01/35	14,125	16,860,871
Sub-Series I-1, 6.13%, 11/01/29	10,000	12,259,000
Sub-Series I-1, 6.38%, 11/01/34	11,680	14,321,666
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	19,355	22,803,867
University of California, RB, Series O, 5.75%, 5/15/34	1,450	1,696,065
		762,111,351
Colorado — 0.1%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	4,385	5,108,481
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	1,580	1,805,529
		6,914,010
Connecticut — 1.6%
State of Connecticut Health & Educational Facility Authority, RB, Series A, 0.80%, 7/01/48 (c)	30,000	30,060,300
State of Connecticut Health & Educational Facility Authority, Refunding RB, Series B, 0.65%, 7/01/49 (c)	50,000	50,176,000
		80,236,300
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	31,500	35,892,045
District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30	20,530	24,163,399
District of Columbia Water & Sewer Authority, Refunding RB, Series A:
6.00%, 10/01/18 (b)	12,630	14,950,763
5.50%, 10/01/39	7,475	8,406,759
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	5,765	6,472,077
		53,992,998
Florida — 5.3%
Anthem Park Community Development District, Special Assessment Bonds, 5.80%, 5/01/36 (d)(e)	1,240	1,241,897
City of St. Augustine, RB, 5.75%, 10/01/41	1,120	1,346,296
County of Escambia Florida, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	7,500	8,700,000
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	4,990	5,856,064
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	9,300	10,828,269
Series B-1, 5.75%, 7/01/33	2,400	2,726,328

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida, GO, Building Better Communities Program (concluded):
Series B-1, 6.00%, 7/01/38	$30,000	$34,354,800
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	6,175	7,506,145
Series A, 5.50%, 10/01/42	5,375	6,200,815
Series B, AMT, 6.25%, 10/01/38	5,000	6,146,950
County of Miami-Dade Florida, Refunding ARB, Miami International Airport, Series A, AMT (AGC):
5.50%, 10/01/26	7,000	7,988,680
5.50%, 10/01/27	5,495	6,262,487
County of Miami-Dade Florida, Refunding RB, Water & Sewer Systems, Series C, 6.00%, 10/01/23	25,000	29,212,750
East Central Regional Wastewater Treatment Facilities Operation Board, RB, Green Bond Biosolids Project, 5.50%, 10/01/44	29,160	35,446,896
Florida Housing Finance Corp., Refunding RB, S/F Housing, Homeowner Mortgage, Series 1 AMT, (Ginnie Mae), 6.00%, 7/01/39	1,590	1,697,166
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 6/01/27	10,000	11,394,000
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	900	903,015
Highland Meadows Community Development District Florida, Special Assessment Bonds, Series A, 5.50%, 5/01/36 (d)(e)	990	393,248
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	10,525	11,900,617
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	14,350	17,530,247
State of Florida, GO, Board of Education, Series A:
5.38%, 6/01/33	3,950	4,477,483
5.50%, 6/01/38	4,790	5,449,487
State of Florida, RB, Board of Education Lottery Revenue, Series A, 5.75%, 7/01/28	3,890	4,530,022
State of Florida Turnpike Authority, RB, Series B, 5.00%, 7/01/40	32,700	37,103,709
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (d)(e)	160	102,485
Watergrass Community Development District Florida, Special Assessment Bonds, Series B, 6.96%, 11/01/17	345	328,968
		259,628,824
Georgia — 1.8%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	30,000	36,150,600
County of DeKalb Georgia Hospital Authority, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	2,000	2,202,100
County of Richmond Georgia Development Authority, RB, Recovery Zone Facility, International Paper Co., Series B, 6.25%, 11/01/33	3,625	4,205,000
County of Rockdale Georgia Development Authority, RB, Visy Paper Project, Series A, AMT, 6.13%, 1/01/34	5,000	5,135,000
Municipal Electric Authority of Georgia, Refunding RB:
Project One, Sub-Series D, 6.00%, 1/01/23	10,000	11,704,800
Series EE (AMBAC), 7.00%, 1/01/25	20,000	27,641,400
		87,038,900

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	25

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois — 5.9%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	$1,000	$1,005,930
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series B-2, AMT (NPFGC), 6.00%, 1/01/27	2,125	2,134,669
Series B-2, AMT (Syncora), 6.00%, 1/01/29	40,905	41,078,437
Series C, 6.50%, 1/01/41	24,835	29,999,686
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Senior Lien, Series C, AMT, 5.50%, 1/01/34	5,380	6,214,438
City of Chicago Illinois Transit Authority, RB, Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	15,000	17,365,800
City of Chicago Illinois Wastewater Transmission, RB, Series A (BHAC), 5.50%, 1/01/38	3,000	3,301,500
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.25%, 11/01/33	5,000	5,477,650
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18 (b)	7,020	8,431,933
Carle Foundation, Series A, 6.00%, 8/15/41	6,500	7,544,420
Carle Foundation, Series A (AGM), 6.00%, 8/15/41	3,675	4,279,758
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	735	738,396
DePaul University, Series A, 6.13%, 10/01/40	11,735	13,913,016
Memorial Health System, 5.50%, 4/01/34	150	166,368
Memorial Health System, Series A, 5.25%, 7/01/44	8,370	9,193,524
Rush University Medical Center, Series B, 7.25%, 11/01/30	5,280	6,287,002
Rush University Medical Center, Series C, 6.38%, 11/01/29	2,860	3,314,883
University of Chicago, Series B, 6.25%, 7/01/18 (b)	25,035	29,497,238
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	4,205	4,755,350
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	29,905	35,030,418
OSF Healthcare System, Series A, 6.00%, 5/15/39	11,515	13,143,106
Roosevelt University Project, 6.50%, 4/01/39	8,000	8,791,440
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/30	6,900	8,215,968
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	13,865	16,320,353
University of Illinois, RB, Series A, 5.75%, 4/01/38	275	314,790
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,016,800
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,150	1,150,471
		287,683,344
Indiana — 3.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	3,870	4,535,176
7.00%, 1/01/44	7,330	8,640,604
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	17,500	20,157,200
Indiana Finance Authority, Refunding RB:
Duke Energy Indiana Project, Series B, 6.00%, 8/01/39	11,000	12,553,970

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, Refunding RB (concluded):
Parkview Health System, Series A, 5.75%, 5/01/31	$1,570	$1,772,750
Trinity Health, Series A, 5.63%, 12/01/38	12,000	13,839,480
U.S. Steel Corp. Project, 6.00%, 12/01/26	105	117,512
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	19,620	22,395,249
Indianapolis Local Public Improvement Bond Bank, RB, Pilot Infrastructure Project, Series F, 5.00%, 1/01/35	23,550	26,301,111
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	12,800	14,541,312
(AGC), 5.50%, 1/01/38	56,725	63,739,613
		188,593,977
Iowa — 1.7%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 7/01/33	17,250	20,210,272
Series A (AGC), 5.63%, 8/15/37	5,600	6,396,880
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	35,000	36,962,450
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.40%, 12/01/24	11,135	12,064,773
5.50%, 12/01/25	7,395	8,038,291
		83,672,666
Kansas — 0.0%
Counties of Sedgwick & Shawnee Kansas, RB, AMT (Ginnie Mae), 6.95%, 6/01/29	285	300,424
Louisiana — 2.0%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	1,370	1,589,967
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	7,080	8,117,786
Series A, 6.50%, 8/01/29	11,195	13,367,950
Series A-1, 6.50%, 11/01/35	17,185	20,635,576
State of Louisiana Gasoline & Fuels Tax, RB, Series A (AGM), 5.00%, 5/01/16 (b)	11,950	12,692,932
State of Louisiana Gasoline & Fuels Tax, Refunding RB, 2nd Lien, Series B (c):
0.58%, 5/01/43	32,000	32,200,960
0.66%, 5/01/43	10,000	10,065,200
		98,670,371
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center:
7.50%, 7/01/32	12,365	15,033,738
6.95%, 7/01/41	2,235	2,583,660
		17,617,398
Maryland — 0.8%
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	3,785	4,558,616
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	11,000	12,477,960
State of Maryland, GO, Series A, 4.15%, 3/01/16 (b)	21,880	22,855,411
		39,891,987

See Notes to Financial Statements.
26	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 4.7%
Commonwealth of Massachusetts, GO, Series D-2, 0.34%, 8/01/43 (c)	$35,000	$34,993,700
Commonwealth of Massachusetts, RB, Master Transportation Fund Accelerated Bridge Program, Series A, 5.00%, 6/01/44	50,000	58,462,500
Massachusetts Development Finance Agency, RB, Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,375	1,565,946
Massachusetts Health & Educational Facilities Authority, RB, Series N, 5.00%, 7/01/17 (b)	31,000	34,346,760
Massachusetts Health & Educational Facilities Authority, Refunding RB, Harvard University, Series A, 5.50%, 11/15/36	69,710	80,845,476
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	4,585	5,084,169
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/15 (b)	10,000	10,299,000
Massachusetts Water Resources Authority, Refunding RB, Series C, 5.25%, 8/01/42	5,000	5,731,700
		231,329,251
Michigan — 1.3%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	6,485	7,692,507
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	12,455	14,334,459
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital:
Series V, 8.25%, 9/01/18 (b)	18,130	22,807,359
Series W, 6.00%, 8/01/39	5,145	5,857,943
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	7,500	8,700,075
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	1,300	1,390,155
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	4,285	4,786,431
		65,568,929
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services:
Series A, 6.75%, 11/15/32	5,940	7,008,072
Series B (AGC), 6.50%, 11/15/38	18,015	21,057,553
County of Ramsey Minnesota Housing & Redevelopment Authority, RB, Hanover Townhouses Project, M/F Housing, AMT, 6.00%, 7/01/31	1,110	1,111,798
		29,177,423
Mississippi — 0.0%
County of Warren Mississippi, RB, International Paper Co. Project, Series A, 6.50%, 9/01/32	1,890	2,175,428
Missouri — 0.0%
City of St. Louis Missouri, RB, Lambert-St. Louis International Airport, Series A-1, 6.25%, 7/01/29	1,175	1,360,638
Nebraska — 0.1%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,500	2,786,500
Nevada — 2.4%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	12,925	15,016,911
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	51,700	60,612,563

Municipal Bonds	Par (000)	Value
Nevada (concluded)
County of Clark Nevada Water Reclamation District, GO, Series B:
5.75%, 7/01/34	$3,125	$3,674,844
5.75%, 7/01/38	32,685	38,373,824
		117,678,142
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	15,590	18,033,888
New Jersey — 5.0%
County Cape May New Jersey Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 3/01/21	5,000	6,103,850
County of Monmouth New Jersey Improvement Authority, RB, Brookdale Community College Project, 6.00%, 8/01/38	3,600	4,155,804
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	26,500	26,978,325
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	8,280	9,343,318
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (b):
7.13%, 6/01/19	2,870	3,592,035
7.50%, 6/01/19	9,200	11,662,288
New Jersey Health Care Facilities Financing Authority, Refunding RB, AHS Hospital Corp.:
6.00%, 7/01/37	1,200	1,435,428
6.00%, 7/01/41	33,185	39,455,969
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.75%, 12/01/27	500	564,090
5.75%, 12/01/28	450	506,119
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA:
6.38%, 10/01/28	630	655,150
6.50%, 10/01/38	1,035	1,075,706
New Jersey State Turnpike Authority, Refunding RB (c):
Series D, 0.66%, 1/01/23	17,000	17,074,460
Series D, 0.72%, 1/01/24	15,000	15,106,950
Series E, 0.66%, 1/01/23	10,000	10,044,100
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.50%, 6/15/39	34,760	39,645,866
Transportation System, Series A, 5.13%, 6/15/29	10,000	11,148,500
Transportation System, Series A, 5.88%, 12/15/38	14,255	16,467,233
Transportation System, Series B, 5.25%, 6/15/36	25,000	27,477,750
		242,492,941
New Mexico — 0.0%
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 2/01/27	250	303,888
New York — 6.8%
City of New York New York, GO:
0.62%, 8/01/27 (c)	39,000	38,896,260
Series E-1, 6.25%, 10/15/28	13,450	16,012,360
City of New York New York Housing Development Corp., RB, M/F Housing, Series M:
6.50%, 11/01/28	4,300	4,788,136
6.88%, 11/01/38	7,785	8,665,561

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	27

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 6/15/40	$5,000	$5,671,550
Fiscal 2011, 5.38%, 6/15/43	7,125	8,319,791
City of New York Water & Sewer System, Refunding RB, Series DD, 5.00%, 6/15/36	12,605	14,655,707
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	9,025	10,431,637
Long Island Power Authority, Refunding RB, Electric System, Series A, 6.00%, 5/01/33	49,450	57,800,127
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/39	33,035	38,311,681
Series C, 6.50%, 11/15/28	23,465	28,254,910
Series D, 5.25%, 11/15/41	12,720	14,476,505
Metropolitan Transportation Authority, Refunding RB, Sub-Series B (AGM), 0.71%, 11/01/32 (c)	15,000	15,121,200
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	5,000	5,164,200
Port Authority of New York & New Jersey, ARB, 56th Series, AMT, 5.00%, 5/01/39	6,600	7,423,812
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	4,695	5,279,856
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	19,270	22,347,419
State of New York Dormitory Authority, RB, Columbia University, 5.00%, 7/01/38	21,400	23,782,462
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	5,715	6,510,299
		331,913,473
North Carolina — 0.2%
County of Columbus North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	3,480,000
State of North Carolina, RB, Series A, 5.25%, 5/01/31	4,000	4,629,640
		8,109,640
Ohio — 1.4%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A:
5.75%, 11/15/31	500	600,610
6.50%, 11/15/37	12,140	14,981,124
6.00%, 11/15/41	4,400	5,253,248
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 5/01/34	10,595	12,079,571
Northeast Ohio Regional Sewer District, Refunding RB, 5.00%, 11/15/44	13,000	15,014,610
State of Ohio, RB, Cleveland Health Clinic, 5.50%, 1/01/34	1,000	1,135,550
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	10,195	11,472,332
State of Ohio Turnpike Commission, RB, Junior Lien, Series A, 5.25%, 2/15/39	7,500	8,673,075
		69,210,120
Oregon — 0.0%
City of Portland Oregon, M/F HRB, Lovejoy Station Apartments Project, AMT (NPFGC), 5.90%, 7/01/23	390	390,944
Pennsylvania — 1.8%
City of Philadelphia Pennsylvania Gas Works, RB, 12th Series B (NPFGC), 7.00%, 5/15/20 (f)	3,110	3,628,997

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
County of Allegheny Pennsylvania IDA, Refunding RB, Environmental Improvement, U.S. Steel Corp. Project:
6.75%, 11/01/24	$5,785	$6,564,471
6.75%, 12/01/27	5,000	5,843,200
6.88%, 5/01/30	5,000	5,732,100
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	10,575	11,746,498
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A:
6.00%, 6/01/29	12,565	14,820,543
6.00%, 6/01/36	3,325	3,902,952
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,223,626
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	2,455	2,686,850
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	3,475	4,042,467
Pennsylvania Turnpike Commission, RB:
5.25%, 6/01/39	24,900	27,556,830
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	1,195	1,410,399
		89,158,933
South Carolina — 0.8%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM):
6.50%, 8/01/39	4,455	5,234,625
6.25%, 8/01/34	1,525	1,782,328
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A:
5.50%, 12/01/33	6,465	7,765,952
5.50%, 1/01/38	2,390	2,712,985
5.75%, 12/01/43	19,875	23,710,875
		41,206,765
Texas — 13.1%
City of Austin TX Airport System Revenue, ARB, AMT, 5.00%, 11/15/39 (g)	9,000	10,086,390
City of Austin TX Airport System Revenue, RB, 5.00%, 11/15/44 (g)	8,500	9,451,150
City of Houston Texas Utility System, Refunding RB, Series A, 1st Lien:
5.25%, 11/15/30	24,305	28,666,289
Combined (AGC), 6.00%, 11/15/35	32,350	38,389,421
Combined (AGC), 5.38%, 11/15/38	5,000	5,683,850
City of San Antonio Texas Water System, Refunding RB, Junior Lien, 0.44%, 5/01/44 (c)	23,000	23,125,350
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
6.38%, 1/01/33	465	539,284
7.00%, 1/01/43	1,075	1,258,610
7.00%, 1/01/48	2,625	3,040,800
County of Lamar Texas Consolidated, GO, Series A (ISD/PSF-GTD), 2.00%, 8/15/47 (c)	70,000	71,545,600
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	9,775	11,263,048

See Notes to Financial Statements.
28	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	$50,000	$59,528,500
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Northwest Senior Housing, Edgemere Project, Series A, 6.00%, 11/15/26	2,200	2,332,792
Cypress-Fairbanks Independent School District, GO, Refunding Series C, 5.00%, 2/15/44	65,530	75,862,770
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/30	6,085	7,313,501
North East Independent School District, GO (PSF-GTD), 2.00%, 8/01/44 (c)	51,300	52,069,500
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 9/01/41	4,815	5,830,628
North Texas Tollway Authority, Refunding RB:
1st Tier System, 6.00%, 1/01/34	11,490	13,486,962
1st Tier System, 0.84%, 1/01/50 (c)	15,000	15,001,650
1st Tier System, Series A, 6.00%, 1/01/28	1,000	1,172,370
1st Tier System, Series A (NPFGC), 5.75%, 1/01/40	7,720	8,604,249
1st Tier System, Series B (NPFGC), 5.75%, 1/01/40	9,870	11,000,510
1st Tier System, Series K-2 (AGC), 6.00%, 1/01/38	2,245	2,587,632
2nd Tier System, Series F, 6.13%, 1/01/16 (b)	25,615	27,111,684
Port of Bay City Authority Texas, RB, Hoechst Celanese Corp. Project, AMT, 6.50%, 5/01/26	4,000	4,019,880
State of Texas, GO, Refunding Series A, 5.00%, 10/01/44	50,500	59,027,430
State of Texas Transportation Commission State Highway Fund, RB, 1st Tier System, Series B, 0.39%, 4/01/32 (c)	36,000	36,086,040
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	24,695	29,773,280
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	23,000	27,211,530
		641,070,700
Utah — 2.3%
City of Salt Lake Utah, Refunding RB, IHC Hospital, Inc., Series A, 8.13%, 5/15/15 (f)	5	5,131
County of Utah Utah, RB:
IHC Health Services, Inc., 5.00%, 5/15/43	70,000	77,763,000
Series A, 5.00%, 5/15/45	30,000	34,315,500
		112,083,631
Virginia — 1.4%
City of Winchester Virginia IDA, Refunding RB, Valley Health (BHAC) (AMBAC), 5.25%, 1/01/37	31,970	34,198,948
Virginia HDA, RB, M/F Housing, Rental Housing, Series A, 5.25%, 5/01/41	2,865	3,083,485
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	28,085	32,183,163
		69,465,596
Washington — 1.3%
City of Seattle Washington Housing Authority, RB, M/F Housing, Newholly Project, AMT, 6.25%, 12/01/35	2,750	2,759,323
Washington Health Care Facilities Authority, RB:
Catholic Health Initiatives, Series A, 5.75%, 1/01/45	21,355	25,023,789

Municipal Bonds	Par (000)	Value
Washington (concluded)
Washington Health Care Facilities Authority, RB (concluded):
MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	$2,000	$2,299,000
Swedish Health Services, Series A, 6.75%, 5/15/21 (b)	16,000	21,036,640
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,000	11,695,100
		62,813,852
Wisconsin — 0.3%
City of Superior Wisconsin, Refunding RB, Midwest Energy Resources, Series E (NPFCG), 6.90%, 8/01/21	7,000	8,993,250
Public Finance Authority, Refunding RB, AMT, National Gypsum Co., 5.25%, 4/01/30	5,900	5,996,524
		14,989,774
Total Municipal Bonds — 88.6%		4,340,273,158

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Arizona — 1.9%
City of Mesa Arizona, RB, Utility System, 5.00%, 7/01/35	30,000	33,632,400
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	54,015	58,991,028
		92,623,428
Arkansas — 0.5%
University of Arkansas, RB, Various Facilities, UAMS Campus (NPFGC), 5.00%, 3/01/36	21,290	22,450,305
California — 3.0%
City & County of San Francisco California Public Utilities Commission, Refunding RB, Series A, 5.13%, 11/01/39	23,000	26,391,810
County of Orange California, ARB, Series B, 5.25%, 7/01/34	13,045	14,310,323
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	27,500	29,899,375
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 7/01/35	13,375	15,263,918
San Diego Community College District California, GO, Election of 2006 (AGM), 5.00%, 8/01/32	18,000	19,701,360
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.38%, 8/01/34	15,000	17,393,700
University of California, RB, General, Series O, 5.25%, 5/15/39	20,695	23,482,763
		146,443,249
Florida — 2.7%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/37	10,000	10,872,100
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	6,300	7,123,788
State of Florida, GO, Board of Education:
Capital Outlay, Series E, 5.00%, 6/01/37	39,730	45,337,095
Series C, 5.00%, 6/01/37	65,545	71,797,800
		135,130,783
Illinois — 0.4%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	15,600	18,167,136

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	29

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Indiana — 0.7%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	$31,460	$34,860,511
Massachusetts — 0.2%
Massachusetts School Building Authority, RB, Series A (AMBAC), 5.00%, 8/15/37	10,000	10,886,900
Ohio — 0.4%
County of Hamilton Ohio, Refunding RB, Sub-Series A (AGM), 5.00%, 12/01/32	20,000	21,373,000
Texas — 2.3%
City of Houston Texas, Refunding RB, Combined, 1st Lien, Series A (AGC), 5.38%, 11/15/38	26,160	29,737,903
City of San Antonio Texas, Refunding RB, Electric and Gas Revenue:
5.00%, 2/01/17	218	239,336
5.00%, 2/01/32	28,772	30,979,560
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	8,500	9,782,055
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	10,000	10,848,600
Dallas Area Rapid Transit:
5.00%, 12/01/36	27,860	12,317,130
5.00%, 12/01/36	16,230	17,433,148
		111,337,732
Washington — 0.5%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	8,500	9,296,790
5.00%, 11/01/36	15,715	17,174,281
		26,471,071
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 12.6%		$619,744,115
U.S. Government Sponsored Agency Securities	Shares	Value
Mortgage-Backed Securities — 0.0%
Ginnie Mae Mortgage-Backed Securities, 6.00%, 11/15/31	—(i)	$187
Total Long-Term Investments (Cost — $4,548,813,556) — 101.2%		4,960,017,460

Short-Term Securities	Par (000)
Municipal Bonds — 2.2%
California — 1.1%
County of Tulare California, GO, 2.00%, 6/30/15	$56,000	56,525,840
Massachusetts — 1.1%
State of Idaho, GO, 2.00%, 6/30/15	53,000	53,497,670

Money Market Funds — 1.2%	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	56,677,286	56,677,286
Total Short-Term Securities (Cost — $166,691,576) — 3.4%		166,700,796
Total Investments (Cost — $4,715,505,132) — 104.6%		5,126,718,256
Other Assets Less Liabilities — 1.1%		53,459,191
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.7%)		(280,169,448)
Net Assets — 100.0%		$4,900,007,999

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	Security is collateralized by municipal or U.S. Treasury obligations.
(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Citigroup Global Markets, Inc.	$19,537,540	$52,437

(h)
Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Amount is less than $500.
(k)
During the six months ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2014	Net Activity	Shares Held at December 31, 2014	Income
FFI Institutional Tax-Exempt Fund	94,354,491	(37,677,205)	56,677,286	$13,643

(j)	Represents the current yield as of report date.

See Notes to Financial Statements.
30	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock National Municipal Fund

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(1,000)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$126,796,875	$(131,886)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$4,960,017,460	—	$4,960,017,460
Short-Term Securities	$56,677,286	110,023,510	—	166,700,796
Total	$56,677,286	$5,070,040,970	—	$5,126,718,256
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(131,886)	—	—	$(131,886)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$790,626	—	—	$790,626
Cash pledged for financial futures contracts	1,260,000	—	—	1,260,000
Liabilities:
TOB trust certificates	—	$(280,119,931)	—	(280,119,931)
Total	$2,050,626	$(280,119,931)	—	$(278,069,305)

During the six months ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	31

Schedule of Investments December 31, 2014 (Unaudited)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.0%
Alabama 21st Century Authority, Refunding RB, Series A, 4.00%, 6/01/15	$2,000	$2,030,780
Alabama Federal Aid Highway Finance Authority, RB, Grant Appreciation, 5.00%, 9/01/16	5,130	5,514,391
		7,545,171
Alaska — 0.3%
Alaska Student Loan Corp., RB, Senior Series A, AMT, 5.00%, 6/01/16	2,000	2,039,060
Arizona — 0.3%
Arizona Health Facilities Authority, Refunding RB, Series D, 5.00%, 1/01/17	1,080	1,173,204
City of Phoenix Civic Improvement Corp., Refunding RB, Transit Excise Tax, Light Rail Project, 5.00%, 7/01/16	1,000	1,068,880
		2,242,084
California — 7.0%
California Pollution Control Financing Authority, RB, Waste Management Inc. Project, Series A-1 AMT, 1.88%, 4/01/25 (a)	5,000	5,016,300
City of Long Beach CA Harbor Revenue, Refunding RB, AMT, Series A, 5.00%, 5/15/17	1,500	1,643,595
City of Los Angeles Department of Airports, Refunding RB, AMT, 4.00%, 5/15/17	1,220	1,308,828
East Bay Municipal Utility District, Refunding RB, Wastewater System, 0.36%, 6/01/38 (a)	300	299,922
Los Angeles Unified School District, GO, Refunding:
Series A, 3.00%, 7/01/16	3,765	3,914,697
Series A, 5.00%, 7/01/17	18,145	20,108,833
Series A-1, 5.00%, 7/01/15	6,000	6,146,340
State of California, GO, Refunding:
(NPFGC), 5.00%, 9/01/16	1,380	1,483,873
Various Purpose, 5.00%, 4/01/16	10,000	10,581,400
Various Purpose, 5.00%, 9/01/16	3,000	3,225,810
		53,729,598
Colorado — 0.6%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series C, 4.00%, 10/01/40 (a)	1,000	1,031,690
Series B, 5.00%, 1/01/18	3,335	3,735,667
		4,767,357
Connecticut — 4.9%
Connecticut Resources Recovery Authority, Refunding RB, Covanta Southeastern Connecticut Co. Project, Series A, AMT, 4.00%, 11/15/15	2,635	2,723,852
Connecticut State Development Authority, RB, Connecticut Light & Power Co., Series A, Mandatory Put Bonds, AMT, 1.55%, 5/01/31 (a)	13,200	13,234,716
State of Connecticut, Special Tax Revenue, RB, Series A, 4.00%, 9/01/17	19,825	21,520,632
		37,479,200
Delaware — 3.0%
Delaware Transportation Authority, Refunding RB, Senior, 5.00%, 7/01/15	1,945	1,992,536
State of Delaware, GO, Refunding Series B, 5.00%, 7/01/18	10,000	11,387,200
University of Delaware, Refunding RB, Series C, 0.70%, 11/01/37 (a)	10,000	10,027,500
		23,407,236

Municipal Bonds	Par (000)	Value
District of Columbia — 0.6%
Metropolitan Washington Airports Authority, Refunding RB, Series A AMT, 5.00%, 10/01/17	$4,000	$4,427,080
Florida — 9.6%
Citizens Property Insurance Corp., RB, Senior Secured, Series A-1, Personal Lines & Commercial Lines Account, 5.00%, 6/01/16	10,000	10,629,900
City of Jacksonville Florida, Refunding RB, Series C, 5.00%, 10/01/16	1,280	1,380,800
County of Broward Florida Airport System, ARB, Series Q-1, 5.00%, 10/01/15	1,000	1,035,760
County of Miami-Dade Florida, Refunding ARB, Series A, AMT:
4.00%, 10/01/15	2,750	2,829,228
5.00%, 10/01/16	1,750	1,874,583
Florida Department of Environmental Protection, Refunding RB, Series A:
5.00%, 7/01/16	3,865	4,127,588
5.00%, 7/01/18	17,985	20,366,933
Florida State Board of Education, GO, Refunding, Series B, 5.00%, 6/01/16	8,200	8,741,528
Florida State Department of Environmental Protection, Refunding RB, Everglades Restoration, Series A (AGC), 5.00%, 7/01/16	1,205	1,286,868
Highlands County Health Facilities Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series I, 5.00%, 11/15/16	1,035	1,120,563
State of Florida, GO, Refunding, Department of Transportation, Full Faith and Credit, Right-of-Way Acquisition and Bridge Construction, Series B, 5.00%, 7/01/16	3,375	3,609,596
State of Florida, GO, Refunding Series B, 5.00%, 1/01/18	15,000	16,840,050
		73,843,397
Georgia — 2.7%
City of Atlanta Georgia Department of Aviation, RB, Series B, 5.00%, 1/01/17	7,000	7,609,910
City of Atlanta Georgia Department of Aviation, Refunding RB, Series C AMT, 5.00%, 1/01/17	1,500	1,629,135
Municipal Gas Authority of Georgia, Refunding RB, 4.00%, 10/01/16	10,615	11,260,392
		20,499,437
Hawaii — 0.2%
State of Hawaii, GO, Refunding, Series DG (AMBAC), 5.00%, 7/01/15 (b)	1,290	1,321,063
Illinois — 2.0%
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Senior Lien, Series A, AMT:
5.00%, 1/01/16	4,500	4,703,580
5.00%, 1/01/16	3,000	3,135,720
Illinois Finance Authority, Refunding RB, Hospital Sisters Services, Inc., Series C, 5.00%, 8/15/15	1,000	1,029,190
Illinois State Toll Highway Authority, Refunding RB, Series D, 5.00%, 1/01/18	1,250	1,398,200
State of Illinois, GO, 4.00%, 2/01/17	2,000	2,109,960
State of Illinois, RB, Unemployment Insurance Fund Building Receipts, Series A, 5.00%, 6/15/16	2,500	2,667,400
		15,044,050
Indiana — 2.9%
City of Whiting, RB, 5.00%, 1/01/16	12,000	12,536,760
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 3/01/16	1,425	1,454,027

See Notes to Financial Statements.
32	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Health Facility Financing Authority, RB, 4.00%, 11/01/27 (a)	$8,000	$8,645,280
		22,636,067
Kentucky — 1.9%
Counties of Louisville & Jefferson Kentucky Metropolitan Government, GO, Refunding Series E, 4.00%, 11/15/16	4,450	4,743,744
Counties of Louisville & Jefferson Kentucky Metropolitan Government, RB, AMT, 1.35%, 11/01/27 (a)	5,000	4,982,750
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Series A, 5.00%, 7/01/17	4,500	4,924,575
		14,651,069
Louisiana — 0.4%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 5/15/16	3,000	3,155,610
Maryland — 1.1%
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project, AMT, 5.00%, 3/01/16	8,315	8,753,117
Massachusetts — 1.4%
Commonwealth of Massachusetts, GO, Consolidated Loan, Series B, 5.00%, 8/01/15	2,500	2,570,975
Massachusetts Health & Educational Facilities Authority, RB, 0.80%, 11/01/33 (a)	1,000	996,850
Massachusetts Port Authority, RB, Series A, AMT, 5.00%, 7/01/16	1,625	1,732,364
Massachusetts State Educational Financing Authority, RB, AMT:
4.00%, 1/01/17	800	845,112
4.00%, 1/01/18	1,750	1,870,960
Massachusetts Water Pollution Abatement Trust, Refunding RB, 2.00%, 8/01/16	2,600	2,665,910
		10,682,171
Michigan — 3.3%
Michigan Finance Authority, Refunding RB:
AMT, 5.00%, 11/01/16	1,400	1,490,958
Unemployment Obligation Assessment, Series A, 5.00%, 1/01/16	13,525	14,176,093
State of Michigan Trunk Line, Refunding RB, Series B (AGM), 5.00%, 9/01/15	4,000	4,128,560
State of Michigan Trunk Line Revenue, Refunding RB, 5.00%, 11/15/16	5,200	5,636,020
		25,431,631
Missouri — 0.4%
University of Missouri, Refunding RB, Series A, 4.00%, 11/01/17	2,555	2,785,282
Nebraska — 0.1%
Nebraska Public Power District, Refunding RB, General, Series A, 5.00%, 1/01/16	1,000	1,048,140
Nevada — 7.1%
County of Clark Nevada School District, GO, Refunding:
Limited Tax, Series A, 5.00%, 6/15/16	11,000	11,716,870
Series B, 5.50%, 6/15/16	5,885	6,311,133
Series B, 5.50%, 6/15/17	13,760	15,311,715
State of Nevada, Refunding RB:
5.00%, 12/01/16	5,000	5,430,950
5.00%, 6/01/17	14,000	15,442,980
		54,213,648

Municipal Bonds	Par (000)	Value
New Hampshire — 1.6%
State of New Hampshire, GO, Refunding, Series B, 5.00%, 6/01/16	$10,000	$10,655,000
State of New Hampshire, RB, Federal Highway, GAN, 5.00%, 9/01/16	1,250	1,343,288
		11,998,288
New Jersey — 11.3%
Cherry Hill Township School District, GO, Refunding:
4.00%, 2/15/16	1,500	1,560,225
4.00%, 2/15/17	3,455	3,694,950
County of Ocean New Jersey, GO, Refunding, 5.00%, 8/01/16	1,235	1,324,735
New Jersey Building Authority, Refunding RB, Series A, 5.00%, 6/15/15	13,880	14,172,035
New Jersey EDA, Refunding RB, School Facilities Construction:
Series DD-1, 5.00%, 12/15/16	5,075	5,457,249
Series EE, 5.00%, 9/01/15 (c)	1,650	1,703,147
New Jersey Educational Facilities Authority, RB, 5.00%, 6/01/17	12,910	14,063,638
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.00%, 7/01/16	1,000	1,063,120
Meridian Health System, 5.00%, 7/01/17	2,000	2,197,040
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 4, AMT, 0.90%, 5/01/15	1,690	1,690,777
New Jersey State Turnpike Authority, Refunding RB, Series C, 0.52%, 1/01/17 (a)	8,000	8,012,800
New Jersey Transportation Trust Fund Authority, RB:
Series AA, 4.00%, 6/15/16	2,850	2,982,069
Series B, 5.00%, 6/15/15	1,825	1,863,799
Transportation System, 5.75%, 6/15/16	6,275	6,724,353
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
Series A, 5.00%, 12/15/15	1,640	1,712,127
Series B (NPFGC), 5.50%, 12/15/15	2,745	2,879,642
State of New Jersey, GO, Refunding, Series O, 5.00%, 8/01/16	2,300	2,462,679
State of New Jersey, GO, Tax-Exempt, Various Purposes, 5.00%, 6/01/16	12,075	12,849,249
		86,413,634
New Mexico — 0.1%
County of Albuquerque Bernalillo New Mexico Water Utility Authority, Refunding RB, Series B, 5.00%, 7/01/16	1,000	1,069,190
New York — 11.7%
Metropolitan Transportation Authority, Refunding RB, Series D, 4.00%, 11/15/15	1,400	1,445,892
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
5.00%, 8/01/16 (c)	930	997,983
5.00%, 8/01/16	3,950	4,242,142
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/18	3,605	4,138,504
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series F-1, 5.00%, 5/01/15	2,000	2,032,460
New York State Dormitory Authority, RB:
Series A, 4.00%, 3/15/17	4,000	4,303,160
Series A, 5.00%, 2/15/17	2,495	2,726,137
Series A, 5.00%, 3/15/17	2,000	2,195,360
Series A, 5.00%, 3/15/18	7,125	8,058,874
Series B, 5.00%, 3/15/17	3,600	3,944,988

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	33

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
New York State Dormitory Authority, Refunding RB, Series A:
NYU Hospital Center, 5.00%, 7/01/16	$1,000	$1,066,070
4.00%, 7/01/16 (d)	1,210	1,270,040
New York State Thruway Authority, Refunding RB, Series I:
5.00%, 1/01/16 (c)	115	120,428
5.00%, 1/01/16	385	403,053
New York State Urban Development Corp., RB, Personal Income Tax, Series C, 5.00%, 3/15/17	6,470	7,090,020
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/15	2,680	2,779,937
Port Authority of New York & New Jersey, Refunding RB, AMT:
5.00%, 9/01/16	5,000	5,361,000
5.00%, 9/01/17	3,750	4,144,312
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 3.00%, 10/15/16	24,055	25,139,880
State of New York, GO, Refunding, Series C, 5.00%, 4/15/16	7,675	8,145,094
		89,605,334
North Carolina — 1.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, High Point University, 4.00%, 5/01/16	1,770	1,844,959
North Carolina Medical Care Commission, Refunding RB, Healthcare Facilities Revenue, WakeMed, Series A, 4.00%, 10/01/15	730	750,243
North Carolina Municipal Power Agency No. 1, Refunding RB, Catawba Electric, Series A:
5.00%, 1/01/16	3,500	3,665,935
5.25%, 1/01/17	5,000	5,454,200
		11,715,337
Ohio — 0.8%
City of Cleveland Ohio, Public Power System, Refunding RB:
5.00%, 11/15/15 (c)	155	161,526
5.00%, 11/15/15	2,180	2,269,903
State of Ohio, Refunding RB, AMT, 2.25%, 11/01/22 (a)	3,500	3,555,230
		5,986,659
Oklahoma — 0.7%
County of Cleveland Oklahoma Educational Facilities Authority, LRB:
Moore Public Schools Project, 5.00%, 6/01/15	2,050	2,090,795
Moore Public Schools Project, 5.00%, 6/01/16	845	898,226
Norman Public Schools Project, 5.00%, 7/01/16	1,000	1,066,070
Norman Public Schools Project, 5.00%, 7/01/17	1,520	1,673,718
		5,728,809
Oregon — 0.9%
Portland Community College District, GO, Refunding, 5.00%, 6/15/17	6,105	6,744,499
Pennsylvania — 1.8%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT:
5.00%, 6/15/15	2,550	2,606,482
5.00%, 6/15/17	2,000	2,201,200

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Economic Development Financing Authority, RB, Waste Management, Inc. Project, 1.75%, 12/01/33 (a)	$4,500	$4,549,005
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/15	2,500	2,559,675
State Public School Building Authority, RB, School District of Philadelphia Project, 5.00%, 4/01/15	1,710	1,730,452
		13,646,814
South Carolina — 1.3%
South Carolina Transportation Infrastructure Bank, Refunding RB:
(AMBAC), Series A, 5.00%, 10/01/15	5,440	5,636,602
Series B, 5.00%, 10/01/17	4,200	4,653,894
		10,290,496
Texas — 4.8%
City of Corpus Christi Texas Utility System, Refunding RB, 4.00%, 7/15/17	2,000	2,159,000
City of Houston, GO, Refunding Series A, 5.00%, 3/01/17	4,550	4,975,516
City Public Service Board of San Antonio, Refunding RB, 5.00%, 2/01/18	6,000	6,735,180
County of Comal Texas ISD, GO, Refunding, Unlimited Tax, Series A (PSF-GTD), 4.00%, 2/01/16	1,500	1,561,050
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Memorial Hermann Health System, Series A, 4.00%, 12/01/16	525	558,595
Houston Independent School District, GO, Refunding, 5.00%, 2/15/18	5,000	5,630,550
Lower Colorado River Authority, Refunding RB, 5.00%, 5/15/16	2,490	2,645,052
Northside Texas ISD, GO, Refunding, 5.00%, 2/15/17	6,910	7,541,298
Texas A&M University System Board of Regents, Refunding RB, 5.00%, 7/01/16	5,005	5,351,296
		37,157,537
Virginia — 4.1%
Commonwealth of Virginia, GO, Series B, 4.00%, 6/01/16	5,000	5,258,350
Virginia College Building Authority, RB, Series A:
21st Century College & Equipment Programs, 5.00%, 2/01/16	11,910	12,523,365
5.00%, 2/01/17	4,800	5,234,592
Virginia Public School Authority, RB, 5.00%, 7/15/18	4,080	4,649,446
Wise County Industrial Development Authority, RB, Series A, 2.38%, 11/01/40 (a)	4,000	4,063,520
		31,729,273
Washington — 2.4%
City of Seattle WA Municipal Light & Power Revenue, Refunding RB, 5.00%, 9/01/18	15,715	17,915,257
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 3/01/18	290	320,836
		18,236,093
Wisconsin — 2.4%
State of Wisconsin, Refunding RB, Series 1, 5.00%, 7/01/16	10,000	10,685,700
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series B, 5.13%, 8/15/27 (a)	7,500	8,039,100
		18,724,800

See Notes to Financial Statements.
34	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Total Long-Term Investments (Cost — $737,560,591) — 96.2%		$738,748,231

Short-Term Securities
Illinois — 1.9%
Regional Transportation Authority, GO, Refunding, ERS, VRDN, Series B, 0.40%, 1/02/15 (e)	$15,000	15,000,000
Money Market Funds — 0.9%	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	6,613,443	$6,613,443
Total Short-Term Securities (Cost — $21,613,443) — 2.8%		21,613,443
Total Investments (Cost — $759,174,034) — 99.0%		760,361,674
Other Assets Less Liabilities — 1.0%		7,352,590
Net Assets — 100.0%		$767,714,264

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Security is collateralized by municipal or U.S. Treasury obligations.
(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Janney Montgomery Scott LLC	$1,270,040	$(980)

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(f)	Represents the current yield as of report date.
(g)
Investments in issuers considered to be an affiliate of the Fund during the period ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2014	Net Activity	Shares Held at December 31, 2014	Income
FFI Institutional Tax-Exempt Fund	3,454,392	3,159,051	6,613,443	$1,191

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$738,748,231	—	$738,748,231
Short-Term Securities	$6,613,443	15,000,000	—	21,613,443
Total	$6,613,443	$753,748,231	—	$760,361,674
[1]	See above Schedule of Investments for values in each state or political subdivision.

During the six months ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	35

Schedule of Investments December 31, 2014 (Unaudited)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 89.1%
Corporate — 5.9%
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (a)	$2,000	$2,187,880
British Airways PLC Project, 5.25%, 12/01/32	1,000	1,002,110
City of New York New York Industrial Development Agency, Refunding RB, AMT:
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	2,500	2,614,475
Transportation Infrastructure Properties LLC, Series A, 5.00%, 7/01/28	1,520	1,669,781
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	750	832,192
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	350	395,154
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	1,000	1,004,500
New York Liberty Development Corp., RB, Goldman Sachs Headquarters:
5.25%, 10/01/35	4,500	5,416,065
5.50%, 10/01/37	780	967,044
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	1,400	1,445,976
		17,535,177
County/City/Special District/School District — 20.6%
Buffalo & County of Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	620	690,054
City of New York New York, GO, Fiscal 2014 Sub-Series D-1, 5.00%, 8/01/31	690	803,374
City of New York New York, GO, Refunding, Series E, 5.50%, 8/01/25	1,280	1,593,613
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	400	455,732
Sub-Series A-1, 5.00%, 10/01/34	600	685,974
Sub-Series I-1, 5.38%, 4/01/36	2,650	3,035,045
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	3,200	3,304,512
5.00%, 11/15/44	1,500	1,550,865
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	915	1,066,213
5.00%, 7/01/33	400	453,852
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	5,000	1,615,200
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	1,500	422,760
Queens Baseball Stadium (AGC), 6.50%, 1/01/46	700	811,741
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	2,600	2,686,398
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	670	684,392
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	500	557,120

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-1, 5.63%, 7/15/38	$200	$227,324
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	650	728,422
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,153,310
Sub-Series B-1, 5.00%, 11/01/36	680	791,778
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	540,830
Hudson Yards Infrastructure Corp., RB, Series A:
Senior, Fiscal 2012, 5.75%, 2/15/47	100	115,586
5.00%, 2/15/47	5,970	6,359,363
(AGC), 5.00%, 2/15/47	1,000	1,066,940
(AGM), 5.00%, 2/15/47	1,050	1,120,287
(NPFGC), 4.50%, 2/15/47	2,315	2,424,800
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	9,305	10,616,726
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,359,276
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	400	429,644
4 World Trade Center Project, 5.00%, 11/15/31	860	972,909
4 World Trade Center Project, 5.00%, 11/15/44	1,500	1,665,330
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,568,162
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	425	463,271
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	5,085	5,645,418
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	1,720	1,869,279
North Country Development Authority, Refunding RB (AGM), 6.00%, 5/15/15	175	177,755
State of New York Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.25%, 7/01/29	5	5,670
State of New York State Dormitory Authority, RB, Series C, 5.00%, 10/01/42	1,695	1,933,486
		61,652,411
Education — 16.2%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	305	325,828
Build New York City Resource Corp., RB, South Bronx Charter School for International Cultures and the Arts Project, Series A, 5.00%, 4/15/43	1,000	1,007,350
Build New York City Resource Corp., Refunding RB, Series A, 5.00%, 6/01/43	325	371,095
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	556,775
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of National History, 5.00%, 7/01/37	885	1,036,760
Carnegie Hall, 4.75%, 12/01/39	1,550	1,665,862
Carnegie Hall, 5.00%, 12/01/39	1,325	1,472,419
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	4,280	4,705,218
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	1,000	1,106,630

See Notes to Financial Statements.
36	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Cattaraugus New York, St. Bonaventure University Project, 5.00%, 5/01/39	$165	$177,073
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/34	130	141,409
County of Madison New York Industrial Development Agency, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	400	417,188
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	240	274,423
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,000	1,059,130
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	386,507
5.00%, 7/01/42	220	233,110
County of Saratoga New York, Refunding RB, Series B, 4.00%, 7/01/33	1,000	1,045,720
County of Schenectady New York Industrial Development Agency, Refunding RB, Union College Project, 5.00%, 7/01/31	1,000	1,057,250
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	564,320
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	509,243
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 7/01/39	1,000	1,128,100
5.00%, 7/01/44	2,000	2,245,840
State of New York Dormitory Authority, RB:
New School (AGM), 5.50%, 7/01/43	1,000	1,148,020
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	500	674,075
New York University, Series 1 (AMBAC, BHAC), 5.50%, 7/01/31	230	298,701
Personal Income Tax, Series G, 5.00%, 8/15/32	1,975	2,288,413
Series A, 5.50%, 1/01/44	2,000	2,250,320
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	832,680
Teachers College, Series B, 5.00%, 7/01/42	450	497,939
Touro College & University System Obligation Group, Series A, 4.13%, 1/01/30	600	618,636
University of Rochester, Series A, 0.00%, 7/01/39 (d)	1,000	1,151,560
University of Rochester, Series B, 5.00%, 7/01/39	550	589,143
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	2,000	2,343,920
Brooklyn Law School, 5.75%, 7/01/33	475	534,831
Culinary Institute of America, 5.00%, 7/01/42	300	320,676
Fordham University, 5.00%, 7/01/44	850	964,053
New York University, Series A, 5.00%, 7/01/42	1,000	1,131,280
Rochester Institute of Technology, 5.00%, 7/01/34	750	841,507
Rochester Institute of Technology, 5.00%, 7/01/38	310	346,289
Rochester Institute of Technology, 5.00%, 7/01/42	1,460	1,622,688
Skidmore College, Series A, 5.25%, 7/01/29	135	157,851
St. John’s University, Series A, 5.00%, 7/01/27	450	517,707
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,095	2,517,729
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	2,095	2,505,369

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, Refunding RB (concluded):
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	$895	$1,007,385
Teachers College, 5.50%, 3/01/39	850	948,336
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	265	303,473
Adelphini University Project, 5.00%, 10/01/34	465	534,606
		48,434,437
Health — 13.6%
Build New York City Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (b)	280	288,672
Build NYC Resource Corp., Refunding RB, 5.00%, 7/01/30	600	683,130
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,000	1,109,310
City of New York New York Industrial Development Agency, RB:
PSCH, Inc. Project, 6.38%, 7/01/33	2,555	2,555,945
Special Needs Facilities Pooled Program, Series A-1, 6.50%, 7/01/17	380	380,175
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	1,400	1,400,644
City of New York New York Industrial Development Agency, Refunding RB, Special Needs Facilities Pooled Program:
Series A-1 (ACA), 4.38%, 7/01/20	845	785,934
Series A-1 (ACA), 4.50%, 7/01/30	210	172,307
Series C-1 (ACA), 5.10%, 7/01/31	525	506,000
County of Dutchess New York Local Development Corp., RB, Series A, 5.00%, 7/01/34	750	838,972
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	336,372
County of Erie New York Industrial Development Agency, RB, Episcopal Church Home, Series A:
5.88%, 2/01/18	85	85,243
6.00%, 2/01/28	185	185,294
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	500	500,430
5.00%, 12/01/32	580	580,389
County of Monroe New York Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	330	334,036
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,233,624
County of Nassau New York Industrial Development Agency, Refunding RB, Special Needs Facilities Pooled Program, Series F-1 (ACA), 4.90%, 7/01/21	525	527,226
County of Orange New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 7/01/21	845	848,583
County of Suffolk New York Economic Development Corp., RB, Catholic Health Services, Series C, 5.00%, 7/01/32	305	345,660
County of Suffolk New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series D-1:
6.50%, 7/01/17	95	95,044
(ACA), 4.90%, 7/01/21	330	331,399

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	37

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
County of Sullivan New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series H-1 (ACA), 4.90%, 7/01/21	$330	$331,399
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	4,075	4,506,013
Series B, 6.00%, 11/01/30	375	437,175
County of Westchester New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series E-1 (ACA), 4.90%, 7/01/21	350	351,484
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
4.00%, 1/01/23	650	685,295
5.00%, 1/01/28	930	1,010,380
5.00%, 1/01/34	875	948,106
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	250	279,562
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	750	815,910
Mental Health Services (AGM), 5.00%, 8/15/18 (e)	5	5,722
Mental Health Services (AGM), 5.00%, 8/15/18 (e)	5	5,722
Mental Health Services (AGM), 5.00%, 2/15/22	990	1,120,482
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	700	806,239
New York University Hospitals Center, Series A, 5.75%, 7/01/31	1,055	1,216,404
New York University Hospitals Center, Series B, 5.63%, 7/01/17 (e)	530	596,128
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	1,675	1,859,719
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/37	1,725	1,935,726
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	312,220
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,635	1,865,470
New York University Hospitals Center, Series A, 5.00%, 7/01/17 (e)	1,500	1,578,030
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	2,500	2,781,775
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,000	1,117,650
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/15 (e)	500	514,615
Tompkins County Development Corp., Refunding RB, 5.00%, 7/01/44	1,250	1,344,925
		40,550,540
Housing — 3.2%
City of New York New York Housing Development Corp., RB, M/F Housing:
Class F, 4.50%, 2/15/48	770	782,913
Series C, AMT, 5.05%, 11/01/36	1,220	1,245,766
City of Yonkers New York Industrial Development Agency, RB, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 4/01/37	585	587,206
Sacred Heart Association Project, Series A, 5.00%, 10/01/37	1,640	1,689,774
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA), 6.25%, 2/01/31	1,000	1,002,230
State of New York HFA, RB, M/F Housing, Series A, AMT:
Division Street (SONYMA), 5.10%, 2/15/38	875	885,325
Highland Avenue Senior Apartments (SONYMA), 5.00%, 2/15/39	2,000	2,036,540

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (concluded)
State of New York HFA, RB, M/F Housing, Series A, AMT (concluded):
Kensico Terrace Apartments (SONYMA), 4.90%, 2/15/38	$645	$652,482
Watergate II, 4.75%, 2/15/34	580	580,394
		9,462,630
State — 8.8%
Sales Tax Asset Receivable Corp., Refunding RB, Series A:
Fiscal 2015, 4.00%, 10/15/32	1,445	1,597,736
5.00%, 10/15/31	1,625	1,974,180
State of New York, GO, Series A, 5.00%, 2/15/39	750	845,288
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/42	2,250	2,542,657
General Purpose, Series E, 5.00%, 2/15/29	1,715	2,006,499
State Personal Income Tax, Series A, 5.00%, 2/15/43	5,000	5,692,750
State Supported Debt, Series A, 5.00%, 3/15/44	1,805	2,107,662
State of New York Dormitory Authority, Refunding RB, General Purpose, Series D, 5.00%, 2/15/33	750	861,593
State of New York Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/29	1,000	1,132,430
State of New York Urban Development Corp., RB, State Personal Income Tax, Series A, 3.50%, 3/15/28	1,750	1,825,372
State of New York Urban Development Corp., Refunding RB:
Clarkson Center Advance Materials, 5.50%, 1/01/20	1,685	1,890,604
University Facilities Grants, 5.50%, 1/01/19	3,500	3,906,315
		26,383,086
Tobacco — 1.3%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	750	734,055
Niagara Tobacco Asset Securitization Corp., Refunding RB:
5.25%, 5/15/34	1,750	1,994,335
5.25%, 5/15/40	1,080	1,217,894
		3,946,284
Transportation — 12.7%
Metropolitan Transportation Authority, RB:
Dedicated Tax Fund, Series A, 5.63%, 11/15/39	500	567,605
Series A-1, 5.25%, 11/15/33	540	636,773
Series B, 5.25%, 11/15/44	2,125	2,452,930
Series C, 6.50%, 11/15/28	1,760	2,119,269
Series E, 5.00%, 11/15/38	2,350	2,668,566
Series H, 5.00%, 11/15/25	1,000	1,191,600
Series H, 5.00%, 11/15/30	400	465,764
Metropolitan Transportation Authority, Refunding RB, Series F:
5.00%, 11/15/30	1,000	1,164,410
(AGM), 4.00%, 11/15/30	1,985	2,103,187
New York State Thruway Authority, Refunding RB, 5.00%, 1/01/32	1,500	1,760,355
Niagara Falls Bridge Commission, RB, Series A (BAM), 4.00%, 10/01/44	1,330	1,362,133
Port Authority of New York & New Jersey, ARB:
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	1,000	1,088,000
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	2,000	2,320,660
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
177th Series, 3.50%, 7/15/37	2,000	1,908,500
177th Series, 4.00%, 1/15/43	3,850	3,876,296
178th Series, 5.00%, 12/01/43	285	315,424

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	$1,000	$1,143,650
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/37	920	1,023,730
General, Series I, 5.00%, 1/01/42	280	309,352
Series J, 5.00%, 1/01/41	5,000	5,661,350
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, General, Series B, 0.00%, 11/15/32 (c)	1,520	821,606
CAB, Sub-Series A, 0.00%, 11/15/32 (c)	2,480	1,292,080
Series A, 5.00%, 11/15/24	1,375	1,657,246
		37,910,486
Utilities — 6.8%
City of New York New York Municipal Water & Sewer System, Refunding RB, Fiscal 2013, Series BB, 5.00%, 6/15/47	2,000	2,243,600
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	500	572,160
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	800	920,696
Series GG, 5.00%, 6/15/43	1,000	1,117,190
Series HH, 5.00%, 6/15/32	950	1,090,534
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	556,355
Series C (CIFG), 5.25%, 9/01/29	3,000	3,739,290
Long Island Power Authority, Refunding RB, Electric System, Series A:
5.50%, 4/01/24	875	986,160
6.00%, 5/01/33	2,450	2,863,707
5.75%, 4/01/39	300	340,401
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds New York City Municipal Water, 2nd General Resolution, Series B, 5.00%, 6/15/36	1,000	1,146,230
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	4,225	4,934,842
		20,511,165
Total Municipal Bonds in New York		266,386,216

Puerto Rico — 0.4%
Housing — 0.4%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,000	1,067,650
Total Municipal Bonds — 89.5%		267,453,866

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

New York — 11.7%
County/City/Special District/School District — 2.4%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	750	871,980
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,732,305
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (concluded)
County/City/Special District/School District (concluded)
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	$1,650	$1,877,584
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (g)	2,250	2,600,476
		7,082,345
Education — 0.5%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A, 5.25%, 7/01/29	1,350	1,530,779
State — 1.2%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,100	2,351,280
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,000	1,133,220
		3,484,500
Transportation — 3.7%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,489,839
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,705,920
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,817,915
		11,013,674
Utilities — 3.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	2,790	3,202,724
2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,751	4,213,964
Series A, 4.75%, 6/15/30	4,000	4,339,360
		11,756,048
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.7%		34,867,346
Total Long-Term Investments (Cost — $278,538,764) — 101.2%		302,321,212

Short-Term Securities
BIF New York Municipal Money Fund, 0.00%, 12/31/49 (h)(i)	11,232	11,231,764
Total Short-Term Securities (Cost — $11,231,764) — 3.7%		11,231,764
Total Investments (Cost — $289,770,528) — 104.9%		313,552,976
Other Assets Less Liabilities — 1.4%		3,970,129
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.3%)		(18,712,861)
Net Assets — 100.0%		$298,810,244

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	39

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(e)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)
Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $1,191,479.

(h)	Represents the current yield as of report date.
(i)
During the six months ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2014	Net Activity	Shares Held at December 31, 2014	Income
BIF New York Municipal Money Fund	2,338,409	8,893,355	11,231,764	$1

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(294)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$37,278,281	$(38,774)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock New York Municipal Bond Fund

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$302,321,212	—	$302,321,212
Short-Term Securities	$11,231,764	—	—	11,231,764
Total	$11,231,764	$302,321,212	—	$313,552,976
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Other contracts	$(38,774)	—	—	$(38,774)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$356,000	—	—	$356,000
Liabilities:
TOB trust certificates	—	$(18,710,577)	—	(18,710,577)
Total	$356,000	$(18,710,577)	—	$(18,354,577)

During the six months ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	41

Statements of Assets and Liabilities
December 31, 2014 (Unaudited)	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Bond Fund

Assets
Investments at value — unaffiliated[1]	$578,432,572	$5,070,040,970	$753,748,231	$302,321,212
Investments at value — affiliated[2]	42,944,517	56,677,286	6,613,443	11,231,764
Cash	73,031	790,626	—	—
Cash pledged for financial futures contracts	453,000	1,260,000	—	356,000
Interest receivable	6,780,169	66,849,107	7,720,263	4,143,874
Capital shares sold receivable	2,964,643	11,255,600	2,905,121	486,581
Investments sold receivable	30,000	11,925,588	—	160,000
Prepaid expenses	67,949	164,758	64,701	39,712
Total assets	631,745,881	5,218,963,935	771,051,759	318,739,143

Liabilities
Investments purchased payable	—	20,069,758	1,271,020	—
Capital shares redeemed payable	1,715,177	9,412,161	1,523,016	456,785
Income dividends payable	915,446	5,818,183	134,686	471,546
Investment advisory fees payable	263,219	1,761,474	216,237	132,666
Variation margin payable on financial futures contracts	78,531	218,750	—	64,313
Service and distribution fees payable	74,453	837,527	58,491	55,085
Officer’s and Directors’ fees payable	6,557	21,844	8,909	6,419
Interest expense and fees payable	6,388	49,517	—	2,284
Other affiliates payable	1,255	22,046	4,740	1,176
Other accrued expenses payable	49,418	624,745	120,396	28,048
Total accrued liabilities	3,110,444	38,836,005	3,337,495	1,218,322

Other Liabilities
TOB trust certificates	28,807,610	280,119,931	—	18,710,577
Total liabilities	31,918,054	318,955,936	3,337,495	19,928,899
Net Assets	$599,827,827	$4,900,007,999	$767,714,264	$298,810,244

Net Assets Consist of
Paid-in capital	$583,585,926	$4,607,669,841	$768,508,262	$285,936,984
Undistributed net investment income	604,964	1,051,320	491,010	494,699
Accumulated net realized loss	(21,068,318)	(119,794,400)	(2,472,648)	(11,365,113)
Net unrealized appreciation/depreciation	36,705,255	411,081,238	1,187,640	23,743,674
Net Assets	$599,827,827	$4,900,007,999	$767,714,264	$298,810,244
[1] Investments at cost — unaffiliated	$541,662,306	$4,658,827,846	$737,560,591	$278,538,763
[2] Investments at cost — affiliated	$42,944,517	$56,677,286	$21,613,443	$11,231,764

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Statements of Assets and Liabilities (concluded)
December 31, 2014 (Unaudited)	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Bond Fund

Net Asset Value
BlackRock
Net assets	—	$355,980,074	$8,821,098	—
Shares outstanding, $0.10 par value	—	32,364,266	871,204	—
Net asset value	—	$11.00	$10.13	—
Shares authorized		375 Million	150 Million
Institutional
Net assets	$393,803,070	$1,897,824,128	$582,895,314	$64,872,345
Shares outstanding, $0.10 par value	41,714,052	172,561,377	57,554,521	5,847,200
Net asset value	$9.44	$11.00	$10.13	$11.09
Shares authorized	100 Million	375 Million	150 Million	Unlimited
Service
Net assets	—	$1,003,826	—	—
Shares outstanding, $0.10 par value	—	91,369	—	—
Net asset value	—	$10.99	—	—
Shares authorized		375 Million
Investor A
Net assets	$154,372,644	$2,180,059,914	$102,054,584	$60,838,253
Shares outstanding, $0.10 par value	16,390,280	198,106,059	10,071,124	5,479,123
Net asset value	$9.42	$11.00	$10.13	$11.10
Shares authorized	100 Million	375 Million	150 Million	Unlimited
Investor A1
Net assets	—	—	$35,407,390	$132,022,036
Shares outstanding, $0.10 par value	—	—	3,493,168	11,891,520
Net asset value	—	—	$10.14	$11.10
Shares authorized			150 Million	Unlimited
Investor B
Net assets	—	$3,360,787	—	—
Shares outstanding, $0.10 par value	—	305,704	—	—
Net asset value	—	$10.99	—	—
Shares authorized		375 Million
Investor C
Net assets	$51,652,113	$393,071,661	$38,535,878	$32,647,362
Shares outstanding, $0.10 par value	5,469,842	35,716,512	3,852,877	2,941,791
Net asset value	$9.44	$11.01	$10.00	$11.10
Shares authorized	100 Million	375 Million	150 Million	Unlimited
Investor C1
Net assets	—	$68,707,609	—	$8,430,248
Shares outstanding, $0.10 par value	—	6,245,818	—	759,435
Net asset value	—	$11.00	—	$11.10
Shares authorized		375 Million		Unlimited

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	43

Statements of Operations
Six Months Ended December 31, 2014 (Unaudited)	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Bond Fund

Investment Income
Interest	$12,909,361	$97,063,615	$3,257,360	$6,165,277
Income — affiliated	7,019	13,643	1,191	1
Total income	12,916,380	97,077,258	3,258,551	6,165,278

Expenses
Investment advisory	1,382,043	11,410,016	1,341,543	760,899
Service — Service	—	1,328	—	—
Service — Investor A	189,805	2,604,335	149,662	67,202
Service — Investor A1	—	—	18,348	66,705
Service and distribution — Investor B	—	14,445	—	—
Service and distribution — Investor C	240,929	1,970,263	188,383	150,719
Service and distribution — Investor C1	—	282,571	—	25,626
Transfer agent — BlackRock	—	67,770	196	—
Transfer agent — Institutional	37,154	911,324	343,953	9,506
Transfer agent — Service	—	223	—	—
Transfer agent — Investor A	30,557	994,762	29,956	13,067
Transfer agent — Investor A1	—	—	9,189	31,747
Transfer agent — Investor B	—	2,435	—	—
Transfer agent — Investor C	13,262	90,432	13,802	5,959
Transfer agent — Investor C1	—	18,523	—	1,661
Registration	68,685	113,414	61,485	33,549
Accounting services	48,300	358,156	89,792	28,612
Professional	37,444	79,856	31,280	42,780
Custodian	12,788	86,094	26,786	9,016
Officer and Directors	11,040	36,800	13,616	9,844
Printing	8,924	44,988	17,940	13,064
Miscellaneous	23,214	54,285	21,959	19,277
Total expenses excluding interest expense and fees	2,104,145	19,142,020	2,357,890	1,289,233
Interest expense and fees[1]	99,539	864,514	—	57,538
Total expenses	2,203,684	20,006,534	2,357,890	1,346,771
Less fees waived by Manager	(2,013)	(1,158,169)	(370)	(30,630)
Less transfer agent fees waived and/or reimbursed — class specific	—	(1,043,963)	(336,406)	(25,990)
Less fees paid indirectly	—	(718)	(14)	—
Total expenses after fees waived and/or reimbursed and paid indirectly	2,201,671	17,803,684	2,021,100	1,290,151
Net investment income	10,714,709	79,273,574	1,237,451	4,875,127

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	447,057	8,847,033	693,987	271,531
Financial futures contracts	(521,121)	(4,780,382)	143,520	(509,256)
	(74,064)	4,066,651	837,507	(237,725)
Net change in unrealized appreciation/depreciation on:
Investments	18,198,180	48,191,811	(3,202,642)	7,825,815
Financial futures contracts	(308,754)	589,252	—	(1,866)
	17,889,426	48,781,063	(3,202,642)	7,823,949
Net realized and unrealized gain (loss)	17,815,362	52,847,714	(2,365,135)	7,586,224
Net Increase in Net Assets Resulting from Operations	$28,530,071	$132,121,288	$(1,127,684)	$12,461,351
[1]	Related to TOBs.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock High Yield Municipal Fund

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

Operations
Net investment income	$10,714,709	$16,137,149
Net realized loss	(74,064)	(11,173,067)
Net change in unrealized appreciation/depreciation	17,889,426	21,497,734
Net increase in net assets resulting from operations	28,530,071	26,461,816

Distributions to Shareholders From[1]
Net investment income:
Institutional	(6,832,245)	(8,755,988)
Investor A	(3,099,210)	(5,537,396)
Investor C	(797,407)	(1,802,489)
Decrease in net assets resulting from distributions to shareholders	(10,728,862)	(16,095,873)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	126,002,252	91,901,895

Net Assets
Total increase in net assets	143,803,461	102,267,838
Beginning of period	456,024,366	353,756,528
End of period	$599,827,827	$456,024,366
Undistributed net investment income, end of period	$604,964	$619,117

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	45

Statements of Changes in Net Assets	BlackRock National Municipal Fund

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

Operations
Net investment income	$79,273,574	$170,950,198
Net realized gain (loss)	4,066,651	(41,354,608)
Net change in unrealized appreciation/depreciation	48,781,063	166,560,917
Net increase in net assets resulting from operations	132,121,288	296,156,507

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(6,465,084)	(15,268,768)
Institutional	(32,463,920)	(73,538,187)
Service	(17,351)	(36,974)
Investor A	(34,313,279)	(66,764,964)
Investor B	(53,972)	(228,752)
Investor C	(5,016,874)	(12,440,707)
Investor C1	(966,773)	(2,418,004)
Decrease in net assets resulting from distributions to shareholders	(79,297,253)	(170,696,356)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	227,063,770	(303,804,548)

Net Assets
Total increase (decrease) in net assets	279,887,805	(178,344,397)
Beginning of period	4,620,120,194	4,798,464,591
End of period	$4,900,007,999	$4,620,120,194
Undistributed net investment income, end of period	$1,051,320	$1,074,999
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock Short-Term Municipal Fund

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

Operations
Net investment income	$1,237,451	$3,661,596
Net realized gain	837,507	666,810
Net change in unrealized appreciation/depreciation	(3,202,642)	2,495,173
Net increase (decrease) in net assets resulting from operations	(1,127,684)	6,823,579

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(16,465)	(46,398)
Institutional	(1,124,761)	(3,081,629)
Investor A	(49,644)	(375,597)
Investor A1	(45,801)	(157,972)
Decrease in net assets resulting from distributions to shareholders	(1,236,671)	(3,661,596)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(71,864,541)	32,237,349

Net Assets
Total increase (decrease) in net assets	(74,228,896)	35,399,332
Beginning of period	841,943,160	806,543,828
End of period	$767,714,264	$841,943,160
Undistributed net investment income, end of period	$491,010	$490,230
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	47

Statements of Changes in Net Assets	BlackRock New York Municipal Bond Fund

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

Operations
Net investment income	$4,875,127	$9,481,550
Net realized loss	(237,725)	(6,539,042)
Net change in unrealized appreciation/depreciation	7,823,949	13,373,706
Net increase in net assets resulting from operations	12,461,351	16,316,214

Distributions to Shareholders From[1]
Net investment income:
Institutional	(950,797)	(1,340,266)
Investor A	(945,899)	(1,717,229)
Investor A1	(2,420,373)	(5,344,715)
Investor C	(417,720)	(771,138)
Investor C1	(134,079)	(322,487)
Decrease in net assets resulting from distributions to shareholders	(4,868,868)	(9,495,835)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	41,750,907	(19,191,360)

Net Assets
Total increase (decrease) in net assets	49,343,390	(12,370,981)
Beginning of period	249,466,854	261,837,835
End of period	$298,810,244	$249,466,854
Undistributed net investment income, end of period	$494,699	$488,440
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights	BlackRock High Yield Municipal Fund

	Institutional
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.12		$8.86	$9.26	$8.35	$8.47	$7.29
Net investment income[1]	0.20		0.44	0.44	0.46	0.46	0.46
Net realized and unrealized gain (loss)	0.32		0.26	(0.40)	0.90	(0.13)	1.18
Net increase from investment operations	0.52		0.70	0.04	1.36	0.33	1.64
Distributions from net investment income[2]	(0.20)		(0.44)	(0.44)	(0.45)	(0.45)	(0.46)
Net asset value, end of period	$9.44		$9.12	$8.86	$9.26	$8.35	$8.47

Total Return[3]
Based on net asset value	5.78%	[4]	8.31%	0.17%	16.72%	4.14%	22.88%

Ratios to Average Net Assets
Total expenses	0.68%	[5,6]	0.76%	0.76%	0.79%	0.78%	0.83%
Total expenses after fees waived	0.68%	[5,6]	0.76%	0.76%	0.79%	0.78%	0.83%
Total expenses after fees waived and excluding interest expense and fees[7]	0.64%	[5,6]	0.69%	0.66%	0.70%	0.72%	0.79%
Net investment income	4.32%	[5]	5.02%	4.63%	0.46%	0.46%	0.46%

Supplemental Data
Net assets, end of period (000)	$393,803		$242,949	$198,416	$176,895	$111,669	$ 94,146
Portfolio turnover rate	5%		40%	21%	17%	31%	32%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Ratios do not include expense incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[7]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	49

Financial Highlights (continued)	BlackRock High Yield Municipal Fund

	Investor A
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.10		$8.84	$9.24	$8.33	$8.46	$7.28
Net investment income[1]	0.19		0.41	0.42	0.43	0.43	0.43
Net realized and unrealized gain (loss)	0.32		0.26	(0.41)	0.91	(0.13)	1.18
Net increase from investment operations	0.51		0.67	0.01	1.34	0.30	1.61
Distributions from net investment income[2]	(0.19)		(0.41)	(0.41)	(0.43)	(0.43)	(0.43)
Net asset value, end of period	$9.42		$9.10	$8.84	$9.24	$8.33	$8.46

Total Return[3]
Based on net asset value	5.65%	[4]	8.05%	(0.09)%	16.44%	3.73%	22.58%

Ratios to Average Net Assets
Total expenses	0.95%	[5,6]	1.01%	1.01%	1.06%	1.05%	1.09%
Total expenses after fees waived	0.95%	[5,6]	1.01%	1.01%	1.06%	1.05%	1.09%
Total expenses after fees waived excluding interest expense and fees[7]	0.91%	[5,6]	0.94%	0.91%	0.97%	0.99%	1.05%
Net investment income	4.07%	[5]	4.80%	4.38%	4.85%	5.21%	5.33%

Supplemental Data
Net assets, end of period (000)	$154,373		$161,218	$104,693	$83,840	$27,993	$25,105
Portfolio turnover rate	5%		40%	21%	17%	31%	32%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Ratios do not include expense incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[7]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights (concluded)	BlackRock High Yield Municipal Fund

	Investor C
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.12		$8.87	$9.27	$8.35	$8.47	$7.29
Net investment income[1]	0.15		0.35	0.34	0.36	0.37	0.37
Net realized and unrealized gain (loss)	0.32		0.25	(0.40)	0.92	(0.12)	1.18
Net increase (decrease) from investment operations	0.47		0.60	(0.06)	1.28	0.25	1.55
Distributions from net investment income[2]	(0.15)		(0.35)	(0.34)	(0.36)	(0.37)	(0.37)
Net asset value, end of period	$9.44		$9.12	$8.87	$9.27	$8.35	$8.47

Total Return[3]
Based on net asset value	5.24%	[4]	7.11%	(0.84)%	15.65%	3.07%	21.61%

Ratios to Average Net Assets
Total expenses	1.71%	[5,6]	1.78%	1.78%	1.82%	1.82%	1.88%
Total expenses after fees waived	1.71%	[5,6]	1.78%	1.78%	1.82%	1.82%	1.88%
Total expenses after fees waived and excluding interest expense and fees[7]	1.67%	[5,6]	1.70%	1.68%	1.73%	1.77%	1.84%
Net investment income	3.31%	[5]	4.08%	3.62%	0.36%	0.37%	0.37%

Supplemental Data
Net assets, end of period (000)	$51,652		$51,858	$50,647	$36,987	$17,945	$14,560
Portfolio turnover rate	5%		40%	21%	17%	31%	32%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Ratios do not include expense incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[7]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	51

Financial Highlights	BlackRock National Municipal Fund

	BlackRock
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,		Period July 18, 2011[1] to June 30, 2012
			2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$10.88		$10.56	$10.91	$10.11
Net investment income[2]	0.20		0.43	0.41	0.45
Net realized and unrealized gain (loss)	0.12		0.32	(0.34)	0.79
Net increase from investment operations	0.32		0.75	0.07	1.24
Distributions from net investment income[3]	(0.20)		(0.43)	(0.42)	(0.44)
Net asset value, end of period	$11.00		$10.88	$10.56	$10.91

Total Return[4]
Based on net asset value	2.93%	[5]	7.30%	0.47%	12.48%	[5]

Ratio to Average Net Assets
Total expenses	0.58%	[6]	0.61%	0.61%	0.62%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly	0.50%	[6]	0.52%	0.52%	0.54%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[7]	0.46%	[6]	0.46%	0.46%	0.46%	[6]
Net investment income	3.59%	[6]	4.09%	3.69%	4.41%	[6]

Supplemental Data
Net assets, end of period (000)	$355,980		$366,179	$401,538	$446,620
Portfolio turnover rate	13%		35%	37%	39%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock National Municipal Fund

	Institutional
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.88		$10.56	$10.91	$10.05	$10.19	$9.61
Net investment income[1]	0.19		0.42	0.40	0.46	0.49	0.48
Net realized and unrealized gain (loss)	0.12		0.32	(0.35)	0.85	(0.14)	0.57
Net increase from investment operations	0.31		0.74	0.05	1.31	0.35	1.05
Distributions from net investment income[2]	(0.19)		(0.42)	(0.40)	(0.45)	(0.49)	(0.47)
Net asset value, end of period	$11.00		$10.88	$10.56	$10.91	$10.05	$10.19

Total Return[3]
Based on net asset value	2.88%	[4]	7.19%	0.37%	13.28%	3.49%	11.16%

Ratios to Average Net Assets
Total expenses	0.64%	[5]	0.68%	0.68%	0.69%	0.69%	0.62%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.59%	[5]	0.63%	0.62%	0.65%	0.69%	0.62%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[6]	0.56%	[5]	0.57%	0.56%	0.57%	0.60%	0.59%
Net investment income	3.46%	[5]	3.98%	3.59%	4.31%	4.83%	4.76%

Supplemental Data
Net assets, end of period (000)	$1,897,824		$1,796,660	$2,029,739	$2,037,090	$1,207,501	$1,103,381
Portfolio turnover rate	13%		35%	37%	39%	51%	70%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	53

Financial Highlights (continued)	BlackRock National Municipal Fund

	Service
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,		Period July 18, 2011[1] to June 30, 2012
			2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$10.86		$10.55	$10.90	$10.11
Net investment income[2]	0.18		0.43	0.38	0.42
Net realized and unrealized gain (loss)	0.13		0.27	(0.37)	0.77
Net increase from investment operations	0.31		0.70	0.01	1.19
Distributions from net investment income[3]	(0.18)		(0.39)	(0.36)	(0.40)
Net asset value, end of period	$10.99		$10.86	$10.55	$10.90

Total Return[4]
Based on net asset value	2.87%	[5]	6.85%	(0.05)%	11.97%	[5]

Ratios to Average Net Assets
Total expenses	0.84%	[6]	0.90%	1.09%	0.91%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly	0.79%	[6]	0.85%	1.04%	0.86%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[7]	0.75%	[6]	0.79%	0.97%	0.78%	[6]
Net investment income	3.30%	[6]	4.04%	3.42%	4.11%	[6]

Supplemental Data
Net assets, end of period (000)	$1,004		$1,089	$1,171	$1,214
Portfolio turnover rate	13%		35%	37%	39%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock National Municipal Fund
	Investor A
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.88		$10.57	$10.92	$10.06	$10.19	$9.62
Net investment income[1]	0.18		0.40	0.38	0.44	0.46	0.45
Net realized and unrealized gain (loss)	0.12		0.31	(0.34)	0.85	(0.13)	0.57
Net increase from investment operations	0.30		0.71	0.04	1.29	0.33	1.02
Distributions from net investment income[2]	(0.18)		(0.40)	(0.39)	(0.43)	(0.46)	(0.45)
Net asset value, end of period	$11.00		$10.88	$10.57	$10.92	$10.06	$10.19

Total Return[3]
Based on net asset value	2.79%	[4]	6.93%	0.21%	13.10%	3.36%	10.77%

Ratios to Average Net Assets
Total expenses	0.89%	[5]	0.90%	0.92%	0.91%	0.92%	0.87%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.76%	[5]	0.78%	0.78%	0.80%	0.92%	0.87%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[6]	0.72%	[5]	0.72%	0.72%	0.72%	0.83%	0.84%
Net investment income	3.29%	[5]	3.81%	3.42%	4.15%	4.60%	4.52%

Supplemental Data
Net assets, end of period (000)	$2,180,060		$1,990,729	$1,791,782	$1,688,258	$855,849	$820,009
Portfolio turnover rate	13%		35%	37%	39%	51%	70%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	55

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor B
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.87		$10.56	$10.91	$10.05	$10.18	$9.61
Net investment income[1]	0.16		0.36	0.33	0.39	0.41	0.40
Net realized and unrealized gain (loss)	0.11		0.30	(0.35)	0.85	(0.12)	0.57
Net increase (decrease) from investment operations	0.27		0.66	(0.02)	1.24	0.29	0.97
Distributions from net investment income[2]	(0.15)		(0.35)	(0.33)	(0.38)	(0.42)	(0.40)
Net asset value, end of period	$10.99		$10.87	$10.56	$10.91	$10.05	$10.18

Total Return[3]
Based on net asset value	2.53%	[4]	6.41%	(0.30)%	12.56%	2.89%	10.21%

Ratios to Average Net Assets
Total expenses	1.42%	[5]	1.40%	1.41%	1.44%	1.44%	1.39%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.27%	[5]	1.28%	1.29%	1.30%	1.38%	1.38%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[6]	1.23%	[5]	1.22%	1.23%	1.22%	1.30%	1.36%
Net investment income	2.82%	[5]	3.38%	2.96%	3.69%	4.10%	3.99%

Supplemental Data
Net assets, end of period (000)	$3,361		$4,705	$10,260	$27,169	$30,346	$46,152
Portfolio turnover rate	13%		35%	37%	39%	51%	70%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor C
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.88		$10.57	$10.92	$10.06	$10.19	$9.62
Net investment income[1]	0.14		0.32	0.30	0.36	0.39	0.38
Net realized and unrealized gain (loss)	0.13		0.31	(0.35)	0.86	(0.13)	0.57
Net increase (decrease) from investment operations	0.27		0.63	(0.05)	1.22	0.26	0.95
Distributions from net investment income[2]	(0.14)		(0.32)	(0.30)	(0.36)	(0.39)	(0.38)
Net asset value, end of period	$11.01		$10.88	$10.57	$10.92	$10.06	$10.19

Total Return[3]
Based on net asset value	2.50%	[4]	6.13%	(0.53)%	12.26%	2.60%	9.95%

Ratios to Average Net Assets
Total expenses	1.59%	[5]	1.62%	1.62%	1.64%	1.66%	1.61%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.51%	[5]	1.53%	1.53%	1.55%	1.66%	1.61%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[6]	1.47%	[5]	1.47%	1.47%	1.47%	1.58%	1.58%
Net investment income	2.55%	[5]	3.08%	2.67%	3.40%	3.85%	3.77%

Supplemental Data
Net assets, end of period (000)	$393,072		$389,612	$480,207	$483,092	$281,024	$292,132
Portfolio turnover rate	13%		35%	37%	39%	51%	70%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	57

Financial Highlights (concluded)	BlackRock National Municipal Fund

	Investor C1
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.88		$10.56	$10.91	$10.06	$10.19	$9.61
Net investment income[1]	0.15		0.34	0.32	0.38	0.41	0.40
Net realized and unrealized gain (loss)	0.12		0.32	(0.35)	0.85	(0.13)	0.57
Net increase (decrease) from investment operations	0.27		0.66	(0.03)	1.23	0.28	0.97
Distributions from net investment income[2]	(0.15)		(0.34)	(0.32)	(0.38)	(0.41)	(0.39)
Net asset value, end of period	$11.00		$10.88	$10.56	$10.91	$10.06	$10.19

Total Return[3]
Based on net asset value	2.50%	[4]	6.43%	(0.35)%	12.37%	2.80%	10.28%

Ratios to Average Net Assets
Total expenses	1.40%	[5]	1.42%	1.42%	1.44%	1.47%	1.42%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.32%	[5]	1.34%	1.34%	1.36%	1.46%	1.42%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[6]	1.28%	[5]	1.28%	1.28%	1.28%	1.38%	1.39%
Net investment income	2.77%	[5]	3.27%	2.88%	3.60%	4.04%	3.96%

Supplemental Data
Net assets, end of period (000)	$68,708		$71,147	$83,766	$100,161	$73,302	$88,427
Portfolio turnover rate	13%		35%	37%	39%	51%	70%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights	BlackRock Short-Term Municipal Fund

	BlackRock
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.15		$10.11	$10.18	$10.18	$10.19	$10.14
Net investment income[1]	0.02		0.04	0.07	0.09	0.12	0.15
Net realized and unrealized gain (loss)	(0.02)		0.05	(0.07)	0.02	(0.00)[2]	0.06
Net increase (decrease) from investment operations	—		0.09	—	0.11	0.12	0.21
Distributions from net investment income[3]	(0.02)		(0.05)	(0.07)	(0.11)	(0.13)	(0.16)
Net asset value, end of period	$10.13		$10.15	$10.11	$10.18	$10.18	$10.19

Total Return[4]
Based on net asset value	(0.01)%	[5]	0.91%	0.00%	1.07%	1.17%	2.04%

Ratios to Average Net Assets
Total expenses	0.40%	[6]	0.39%	0.39%	0.39%	0.40%	0.41%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.40%	[6]	0.39%	0.39%	0.39%	0.39%	0.40%
Net investment income	0.40%	[6]	0.35%	0.79%	0.93%	1.25%	1.42%

Supplemental Data
Net assets, end of period (000)	$8,821		$8,814	$10,372	$63,503	$43,941	$17,244
Portfolio turnover rate	36%		56%	41%	51%	44%	36%
[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	59

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Institutional
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.16		$10.12	$10.17	$10.18	$10.18	$10.13
Net investment income[1]	0.02		0.05	0.07	0.09	0.13	0.15
Net realized and unrealized gain (loss)	(0.03)		0.04	(0.05)	0.01	(0.00)[2]	0.06
Net increase (decrease) from investment operations	(0.01)		0.09	0.02	0.10	0.13	0.21
Distributions from net investment income[3]	(0.02)		(0.05)	(0.07)	(0.11)	(0.13)	(0.16)
Net asset value, end of period	$10.13		$10.16	$10.12	$10.17	$10.18	$10.18

Total Return[4]
Based on net asset value	(0.11)%	[5]	0.90%	0.19%	0.96%	1.27%	2.04%

Ratios to Average Net Assets
Total expenses	0.51%	[6]	0.51%	0.51%	0.50%	0.49%	0.48%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.40%	[6]	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	0.40%	[6]	0.54%	0.82%	0.93%	1.26%	1.50%

Supplemental Data
Net assets, end of period (000)	$582,895		$619,700	$529,687	$643,910	$603,837	$628,194
Portfolio turnover rate	36%		56%	41%	51%	44%	36%
[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.16		$10.12	$10.18	$10.19	$10.19	$10.13
Net investment income[1]	0.01		0.03	0.04	0.07	0.10	0.12
Net realized and unrealized gain (loss)	(0.04)		0.03	(0.06)	0.00[2]	(0.00)[3]	0.07
Net increase (decrease) from investment operations	(0.03)		0.06	(0.02)	0.07	0.10	0.19
Distributions from net investment income[4]	(0.00)[3]		(0.02)	(0.04)	(0.08)	(0.10)	(0.13)
Net asset value, end of period	$10.13		$10.16	$10.12	$10.18	$10.19	$10.19

Total Return[5]
Based on net asset value	(0.25)%	[6]	0.64%	(0.18)%	0.69%	0.99%	1.86%

Ratios to Average Net Assets
Total expenses	0.69%	[7]	0.67%	0.68%	0.66%	0.67%	0.68%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.69%	[7]	0.67%	0.68%	0.66%	0.67%	0.67%
Net investment income	0.11%	[7]	0.26%	0.54%	0.67%	1.00%	1.20%

Supplemental Data
Net assets, end of period (000)	$102,055		$137,629	$172,314	$204,729	$221,827	$297,336
Portfolio turnover rate	36%		56%	41%	51%	44%	36%
[1]	Based on average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Amount is greater than $(0.005) per share.
[4]	Distributions for annual periods determined in accordance with federal income tax regulations.
[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	61

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A1
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.17		$10.12	$10.18	$10.19	$10.19	$10.14
Net investment income[1]	0.01		0.04	0.06	0.08	0.12	0.14
Net realized and unrealized gain (loss)	(0.03)		0.05	(0.06)	0.01	(0.00)[2]	0.05
Net increase (decrease) from investment operations	(0.02)		0.09	—	0.09	0.12	0.19
Distributions from net investment income[3]	(0.01)		(0.04)	(0.06)	(0.10)	(0.12)	(0.14)
Net asset value, end of period	$10.14		$10.17	$10.12	$10.18	$10.19	$10.19

Total Return[4]
Based on net asset value	(0.17)%	[5]	0.88%	(0.03)%	0.84%	1.14%	1.91%

Ratios to Average Net Assets
Total expenses	0.55%	[6]	0.54%	0.54%	0.54%	0.54%	0.55%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.52%	[6]	0.52%	0.52%	0.51%	0.52%	0.52%
Net investment income	0.28%	[6]	0.42%	0.70%	0.81%	1.14%	1.41%

Supplemental Data
Net assets, end of period (000)	$35,407		$37,280	$44,139	$48,377	$53,141	$66,404
Portfolio turnover rate	36%		56%	41%	51%	44%	36%
[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights (concluded)	BlackRock Short-Term Municipal Fund

	Investor C
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.07		$10.08	$10.18	$10.18	$10.18	$10.13
Net investment income (loss)[1]	(0.03)		(0.06)	(0.04)	(0.01)	0.02	0.05
Net realized and unrealized gain (loss)	(0.04)		0.05	(0.06)	0.01	(0.00)[2]	0.05
Net increase (decrease) from investment operations	(0.07)		(0.01)	(0.10)	—	0.02	0.10
Distributions from net investment income[3]	—		—	—	(0.00)[2]	(0.02)	(0.05)
Net asset value, end of period	$10.00		$10.07	$10.08	$10.18	$10.18	$10.18

Total Return[4]
Based on net asset value	(0.70)%	[5]	(0.10)%	(0.98)%	0.01%	0.21%	0.97%

Ratios to Average Net Assets
Total expenses	1.47%	[6]	1.45%	1.46%	1.44%	1.45%	1.46%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.47%	[6]	1.45%	1.46%	1.44%	1.45%	1.45%
Net investment income (loss)	(0.67)%	[6]	(0.55)%	(0.27)%	(0.11)%	0.22%	0.44%

Supplemental Data
Net assets, end of period (000)	$38,536		$38,520	$50,033	$68,693	$86,264	$117,792
Portfolio turnover rate	36%		56%	41%	51%	44%	36%
[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	63

Financial Highlights	BlackRock New York Municipal Bond Fund

	Institutional
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.79		$10.46	$11.01	$10.36	$10.55	$9.81
Net investment income[1]	0.21		0.43	0.46	0.47	0.50	0.49
Net realized and unrealized gain (loss)	0.30		0.33	(0.55)	0.65	(0.20)	0.74
Net increase (decrease) from investment operations	0.51		0.76	(0.09)	1.12	0.30	1.23
Distributions from net investment income[2]	(0.21)		(0.43)	(0.46)	(0.47)	(0.49)	(0.49)
Net asset value, end of period	$11.09		$10.79	$10.46	$11.01	$10.36	$10.55

Total Return[3]
Based on net asset value	4.74%	[4]	7.52%	(1.06)%	11.06%	2.97%	12.74%

Ratios to Average Net Assets
Total expenses	0.74%	[5]	0.80%	0.77%	0.80%	0.72%	0.76%
Total expenses after fees waived and paid indirectly	0.69%	[5]	0.79%	0.77%	0.80%	0.72%	0.76%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.65%	[5]	0.74%	0.71%	0.76%	0.70%	0.75%
Net investment income	3.75%	[5]	4.16%	4.07%	4.43%	4.78%	4.77%

Supplemental Data
Net assets, end of period (000)	$64,872		$34,777	$34,029	$31,875	$25,864	$23,841
Portfolio turnover rate	3%		18%	24%	19%	17%	19%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock New York Municipal Bond Fund

	Investor A
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.80		$10.47	$11.02	$10.37	$10.55	$9.82
Net investment income[1]	0.19		0.41	0.43	0.45	0.47	0.47
Net realized and unrealized gain (loss)	0.30		0.33	(0.55)	0.65	(0.19)	0.72
Net increase (decrease) from investment operations	0.49		0.74	(0.12)	1.10	0.28	1.19
Distributions from net investment income[2]	(0.19)		(0.41)	(0.43)	(0.45)	(0.46)	(0.46)
Net asset value, end of period	$11.10		$10.80	$10.47	$11.02	$10.37	$10.55

Total Return[3]
Based on net asset value	4.62%	[4]	7.26%	(1.30)%	10.77%	2.76%	12.33%

Ratios to Average Net Assets
Total expenses	1.00%	[5]	1.03%	1.02%	1.06%	1.02%	1.02%
Total expenses after fees waived and paid indirectly	0.93%	[5]	1.03%	1.02%	1.06%	1.01%	1.02%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.89%	[5]	0.98%	0.95%	1.02%	1.00%	1.01%
Net investment income	3.52%	[5]	3.92%	3.82%	4.17%	4.47%	4.50%

Supplemental Data
Net assets, end of period (000)	$60,838		$46,084	$50,220	$43,030	$35,751	$37,736
Portfolio turnover rate	3%		18%	24%	19%	17%	19%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	65

Financial Highlights (continued)	BlackRock New York Municipal Bond Fund

	Investor A1
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.80		$10.46	$11.02	$10.37	$10.55	$9.82
Net investment income[1]	0.20		0.42	0.44	0.47	0.49	0.48
Net realized and unrealized gain (loss)	0.30		0.34	(0.56)	0.65	(0.19)	0.73
Net increase (decrease) from investment operations	0.50		0.76	(0.12)	1.12	0.30	1.21
Distributions from net investment income[2]	(0.20)		(0.42)	(0.44)	(0.47)	(0.48)	(0.48)
Net asset value, end of period	$11.10		$10.80	$10.46	$11.02	$10.37	$10.55

Total Return[3]
Based on net asset value	4.67%	[4]	7.53%	(1.24)%	10.97%	2.95%	12.49%

Ratios to Average Net Assets
Total expenses	0.85%	[5]	0.88%	0.87%	0.88%	0.84%	0.88%
Total expenses after fees waived and paid indirectly	0.83%	[5]	0.88%	0.87%	0.88%	0.83%	0.87%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.79%	[5]	0.83%	0.80%	0.84%	0.82%	0.86%
Net investment income	3.63%	[5]	4.07%	3.98%	4.36%	4.66%	4.65%

Supplemental Data
Net assets, end of period (000)	$132,022		$132,184	$140,469	$154,473	$151,327	$162,305
Portfolio turnover rate	3%		18%	24%	19%	17%	19%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock New York Municipal Bond Fund

	Investor C
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.80		$10.46	$11.01	$10.37	$10.55	$9.81
Net investment income[1]	0.15		0.33	0.34	0.37	0.39	0.39
Net realized and unrealized gain (loss)	0.30		0.34	(0.55)	0.64	(0.18)	0.74
Net increase (decrease) from investment operations	0.45		0.67	(0.21)	1.01	0.21	1.13
Distributions from net investment income[2]	(0.15)		(0.33)	(0.34)	(0.37)	(0.39)	(0.39)
Net asset value, end of period	$11.10		$10.80	$10.46	$11.01	$10.37	$10.55

Total Return[3]
Based on net asset value	4.22%	[4]	6.57%	(2.04)%	9.89%	2.03%	11.62%

Ratios to Average Net Assets
Total expenses	1.74%	[5]	1.78%	1.77%	1.77%	1.73%	1.77%
Total expenses after fees waived and paid indirectly	1.68%	[5]	1.77%	1.77%	1.77%	1.73%	1.76%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	1.64%	[5]	1.72%	1.70%	1.73%	1.72%	1.75%
Net investment income	2.78%	[5]	3.17%	3.07%	3.45%	3.76%	3.76%

Supplemental Data
Net assets, end of period (000)	$32,647		$27,595	$27,082	$25,201	$17,180	$17,597
Portfolio turnover rate	3%		18%	24%	19%	17%	19%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	67

Financial Highlights (concluded)	BlackRock New York Municipal Bond Fund

	Investor C1
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.80		$10.46	$11.02	$10.37	$10.55	$9.81
Net investment income[1]	0.17		0.37	0.39	0.42	0.43	0.43
Net realized and unrealized gain (loss)	0.30		0.34	(0.56)	0.64	(0.18)	0.74
Net increase (decrease) from investment operations	0.47		0.71	(0.17)	1.06	0.25	1.17
Distributions from net investment income[2]	(0.17)		(0.37)	(0.39)	(0.41)	(0.43)	(0.43)
Net asset value, end of period	$11.10		$10.80	$10.46	$11.02	$10.37	$10.55

Total Return[3]
Based on net asset value	4.41%	[4]	7.00%	(1.73)%	10.43%	2.44%	12.06%

Ratios to Average Net Assets
Total expenses	1.34%	[5]	1.37%	1.36%	1.37%	1.33%	1.37%
Total expenses after fees waived and paid indirectly	1.32%	[5]	1.36%	1.36%	1.37%	1.33%	1.37%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	1.28%	[5]	1.31%	1.29%	1.33%	1.32%	1.36%
Net investment income	3.14%	[5]	3.58%	3.49%	3.86%	4.16%	4.16%

Supplemental Data
Net assets, end of period (000)	$8,430		$8,827	$0,038	$11,093	$10,694	$12,391
Portfolio turnover rate	3%		18%	24%	19%	17%	19%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock Multi-State Municipal Series Trust (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to throughout this report as the “Board of Directors” or the “Board.” The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Registrant	Fund Name	Herein referred to as	Diversification Classification
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
	BlackRock National Municipal Fund	National Municipal	Diversified
	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Bond Fund	New York Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. BlackRock, Institutional and Service Shares are sold only to eligible investors. Investor A1, Investor B and Investor C1 are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan). For distribution and service fee breakdown see Note 5.

Share Name	Initial Sales Charge	CDSC	Conversion
BlackRock Shares	No	No	None
Institutional Shares	No	No	None
Service Shares	No	Yes	None
Investor A Shares	Yes	Yes	None
Investor A1 Shares	Yes	Yes	None
Investor B Shares	No	Yes	None
Investor C Shares	No	Yes	None
Investor C1 Shares	No	Yes	None

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	69

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or

70	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended December 31, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at December 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Fund at December 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering cost in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At December 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
High Yield Municipal	$28,813,998	$28,807,610	0.04% - 0.24%
National Municipal	$280,169,448	$280,119,931	0.04% - 0.19%
New York Municipal	$18,712,861	$18,710,577	0.04% - 0.14%

For the six months ended December 31, 2014, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
High Yield Municipal	$28,929,353	0.68%
National Municipal	$283,951,725	0.60%
New York Municipal	$18,710,577	0.61%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	71

Notes to Financial Statements (continued)

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
		Derivative Liabilities
	Statements of Assets and Liabilities Location	High Yield Municipal	National Municipal	New York Municipal
Interest rate contracts	Net unrealized depreciation[1]	$(65,011)	$(131,886)	$(38,774)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended December 31, 2014
	Net Realized Gain (Loss) From				Net Change in Unrealized Appreciation/Depreciation On
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal	High Yield Municipal	National Municipal	New York Municipal
Interest rate contracts:
Financial Futures Contracts	$(521,121)	$(4,780,382)	$143,520	$(509,256)	$(308,754)	$589,252	$(1,866)

For the six months ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Financial Futures Contracts:
Average notional value of contracts sold	$45,133,031	$156,878,906	$12,087,500[1]	$31,913,367
[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

72	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation and the Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on the following annual rates:

High Yield Municipal:

Portion of Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.550%
$250 - $500 Million	0.525%
Greater than $500 Million	0.500%

National Municipal and Short-Term Municipal:

	Rate of Investment Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds[1]	National Municipal	Short-Term Municipal
First $250 Million	0.500%	0.400%
$250 Million - $400 Million	0.475%	0.375%
$400 Million - $550 Million	0.475%	0.350%
Greater than $550 Million	0.475%	0.325%
[1]	The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

New York Municipal:

Investment Advisory Fee
Portion of Average Daily Net Assets	0.550%

The Manager voluntarily agreed to waive a portion of its fees payable by New York Municipal, which is included in fees waived by Manager in the Statements of Operations, so that such fee is reduced for average daily net assets of the Fund as follows:

Portion of Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.550%
$500 - $1 Billion	0.525%
Greater than $1 Billion	0.500%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations.

For the six months ended December 31, 2014, the amounts waived were as follows:

High Yield Municipal	$2,013
National Municipal	$4,076
Short-Term Municipal	$ 370
New York Municipal	$1,580
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	73

Notes to Financial Statements (continued)

For National Municipal, Short-Term Municipal and New York Municipal, the Manager contractually agreed to waive and/or reimburse fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of net assets are as follows:

	National Municipal	Short-Term Municipal[1]	New York Municipal[2]
BlackRock	0.46%	—	—
Institutional	—	0.40%	0.65%
Investor A	0.72%	0.69%	0.89%
Investor A1	—	0.52%	—
Investor B	1.23%	—	—
Investor C	1.47%	1.55%	1.64%
Investor C1	1.28%	—	—
[1]	Contractual waiver became effective on November 1, 2014.
[2]	Contractual waiver became effective on June 1, 2014.

The Manager has agreed not to reduce or discontinue these contractual waivers or reimbursements prior to November 1, 2015, unless approved by the Board, including a majority of Independent Directors. Prior to November 1, 2014 for Short-Term Municipal and June 1, 2014 for New York Municipal, the waivers and/or reimbursements were voluntary.

As a result, for National Municipal, Short-Term Municipal and New York Municipal, the Manager waived or reimbursed the following amounts which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations:

	National Municipal	Short-Term Municipal	New York Municipal
BlackRock	$67,769	—	—
Institutional	—	$328,115	$6,965
Investor A	$892,163	$3,721	$13,066
Investor A1	—	$4,570	—
Investor B	$1,998	—	—
Investor C	$70,652	—	$5,959
Investor C1	$11,381	—	—

In addition, the following Funds had a waiver of investment advisory fees that is included in fees waived by Manager in the Statements of Operations. For the six months ended December 31, 2014, the amounts were as follows:

Fees Waived by Manager
National Municipal	$1,154,093
New York Municipal	$29,050

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended December 31, 2014, the Manager did not recoup any of New York Municipal’s fund level or class specific waivers and/or reimbursements.

74	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

On December 31, 2014, for New York Municipal, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring June 30, 2016
Fund level	$5,627
Institutional	$2,003
Investor A	$1,026
Class C	$633

The Manager, with respect to each Fund, entered into sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to each Fund, expired.

For the six months ended December 31, 2014, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

High Yield Municipal	$ 1,748
National Municipal	$22,448
Short-Term Municipal	$ 4,600
New York Municipal	$ 1,196

The Corporation and the Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	—	0.25%	—	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	—	—	0.10%	0.10%
Investor B	—	0.25%	—	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	—	0.25	—	0.25%

	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor B	—	0.50%	—	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	—	0.55%	—	0.35%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor A1, Investor B, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2014, the Funds paid the following to affiliates in return for these services, which is included in transfer agent in the Statements of Operations:

	High Yield Municipal	National Municipal	Short-Term Municipal
Institutional	$337	$499,643	$230,987
Service	—	$88	—
Investor A	—	$689	—
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	75

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended December 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Call Center Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
BlackRock	—	$6,829	—	—
Institutional	$298	$28,227	$1,516	$172
Service	—	—	—	—
Investor A	$356	—	$504	$172
Investor A1	—	—	$166	$1,516
Investor B	—	—	—	—
Investor C	$356	$832	$254	$45
Investor C1	—	$161	—	$12

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

For the six months ended December 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$20,892	$48,696	$1,641	$10,803

For the six months ended December 31, 2014, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal
Investor A	$226,244	$46,571	$4,474
Investor B	—	$52	—
Investor C	$2,661	$7,659	$2,682

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended December 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
High Yield Municipal	—	$4,458,825
National Municipal	$1,391,513	—

6. Purchases and Sales:

For the six months ended December 31, 2014, purchases and sales of investments excluding short-term securities were as follows:

	Purchases	Sales
High Yield Municipal	$138,240,584	$27,132,321
National Municipal	$707,784,041	$610,736,006
Short-Term Municipal	$280,714,660	$370,931,105
New York Municipal	$41,338,790	$8,329,302

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended June 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

76	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to each Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
2015	—	$244,021	$2,987,949	—
2016	—	9,699,108	322,206	—
2017	$2,901,962	29,857,944	—	$2,020,225
2018	4,665,271	41,255,757	—	367,311
2019	1,973,257	—	—	1,028,212
No Expiration Date[1]	5,287,351	31,554,489	—	4,620,308
Total	$14,827,841	$112,611,319	$3,310,155	$8,036,056
[1]	Must be utilized prior to losses subject to expiration.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal

Tax cost	$555,723,705	$4,433,750,901	$759,174,034	$271,352,387
Gross unrealized appreciation	$40,594,579	$428,433,473	$2,129,239	$24,262,886
Gross unrealized depreciation	(3,748,805)	(15,586,049)	(941,599)	(772,874)
Net unrealized appreciation	$36,845,774	$412,847,424	$1,187,640	$23,490,012

8. Bank Borrowings:

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), were parties to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Funds, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Funds, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2014, the Funds did not borrow under the credit agreement.

9. Principal Risks:

New York Municipal invests a substantial amount of its assets in issuers located in a single state. Investment percentages in specific states or U.S. territories are presented in the Schedules of investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	77

Notes to Financial Statements (continued)

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of December 31, 2014, High Yield Municipal invested a significant portion of its assets in securities in the health sector. National Municipal invested a significant portion of its assets in securities in the Utilities and Transportation sectors. Short-Term Municipal invested a significant portion of its assets in securities in the state and county/city/special district/school district sectors. New York Municipal invested a significant portion of its assets in securities in the county/city/special district/school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015 and recently has been extended for certain covered funds. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Funds. Any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended December 31, 2014		Year Ended June 30, 2014
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	22,638,175	$209,824,128	22,111,723	$193,425,855
Shares issued in reinvestment of distributions	476,413	4,437,434	424,651	3,711,250
Shares redeemed	(8,041,420)	(74,524,451)	(18,280,566)	(157,703,835)
Net increase	15,073,168	$139,737,111	4,255,808	$39,433,270

Investor A
Shares sold and automatic conversion of shares	5,607,437	$51,883,531	13,709,875	$118,692,761
Shares issued in reinvestment of distributions	207,792	1,926,944	469,959	4,060,261
Shares redeemed	(7,145,132)	(65,723,718)	(8,296,628)	(70,472,448)
Net increase (decrease)	(1,329,903)	$(11,913,243)	5,883,206	$52,280,574

Investor C
Shares sold	949,019	$8,811,439	2,468,642	$21,499,873
Shares issued in reinvestment of distributions	64,611	600,597	158,913	1,375,505
Shares redeemed	(1,229,006)	(11,233,652)	(2,654,565)	(22,687,327)
Net increase (decrease)	(215,376)	$(1,821,616)	(27,010)	$188,051
Total Net Increase	13,527,889	$126,002,252	10,112,004	$91,901,895
78	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)
	Six Months Ended December 31, 2014		Year Ended June 30, 2014
National Municipal	Shares	Amount	Shares	Amount
BlackRock
Shares sold	73,029	$799,599	653,406	$6,840,872
Shares issued in reinvestment of distributions	254,133	2,785,925	590,959	6,231,682
Shares redeemed	(1,626,963)	(17,813,299)	(5,603,671)	(58,592,586)
Net decrease	(1,299,801)	$(14,227,775)	(4,359,306)	$(45,520,032)

Institutional
Shares sold	23,456,247	$256,640,411	53,765,479	$567,206,685
Shares issued in reinvestment of distributions	1,661,298	18,213,364	3,977,043	41,893,557
Shares redeemed	(17,746,103)	(194,507,063)	(84,758,106)	(890,267,542)
Net increase (decrease)	7,371,442	$80,346,712	(27,015,584)	$(281,167,300)

Service
Shares sold	3,322	$36,500	14,023	$150,000
Shares issued in reinvestment of distributions	1,182	12,942	2,582	27,213
Shares redeemed	(13,326)	(146,501)	(27,472)	(287,465)
Net decrease	(8,822)	$(97,059)	(10,867)	$(110,252)

Investor A
Shares sold	31,176,410	$341,629,806	89,597,628	$938,450,279
Shares issued in reinvestment of distributions	2,760,732	30,285,413	5,331,350	56,353,095
Shares redeemed	(18,755,990)	(205,380,354)	(81,591,783)	(851,467,417)
Net increase	15,181,152	$166,534,865	13,337,195	$143,335,957

Investor B
Shares sold	1,694	$18,682	4,625	$48,206
Shares issued in reinvestment of distributions	3,344	36,635	13,200	138,757
Shares redeemed	(132,075)	(1,440,688)	(557,055)	(5,826,570)
Net decrease	(127,037)	$(1,385,371)	(539,230)	$(5,639,607)

Investor C
Shares sold	2,345,709	$25,718,404	4,143,872	$43,768,735
Shares issued in reinvestment of distributions	357,827	3,925,647	877,759	9,257,367
Shares redeemed	(2,785,295)	(30,531,561)	(14,670,639)	(153,237,791)
Net decrease	(81,759)	$(887,510)	(9,649,008)	$(100,211,689)

Investor C1
Shares sold	128	$1,400	17,667	$185,673
Shares issued in reinvestment of distributions	50,761	556,625	122,085	1,287,779
Shares redeemed	(345,046)	(3,778,117)	(1,530,816)	(15,965,077)
Net decrease	(294,157)	$(3,220,092)	(1,391,064)	$(14,491,625)
Total Net Increase (Decrease)	20,741,018	$227,063,770	(29,627,864)	$(303,804,548)
SEMI-ANNUAL REPORT	DECEMBER 31, 2014	79

Notes to Financial Statements (continued)
	Six Months Ended December 31, 2014		Year Ended June 30, 2014
Short-Term Municipal	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1,576	$16,000	50,739	$515,000
Shares issued in reinvestment of distributions	1,618	16,420	4,572	46,397
Shares redeemed	(1)	(12)	(212,896)	(2,154,805)
Net increase (decrease)	3,193	$32,408	(157,585)	$(1,593,408)

Institutional
Shares sold	7,732,175	$78,473,249	32,446,080	$329,066,164
Shares issued in reinvestment of distributions	55,036	558,557	130,850	1,328,426
Shares redeemed	(11,246,743)	(114,162,193)	(23,920,867)	(242,734,657)
Net increase (decrease)	(3,459,532)	$(35,130,387)	8,656,063	$87,659,933

Investor A
Shares sold and automatic conversion of shares	1,990,201	$20,205,827	5,828,230	$59,180,899
Shares issued in reinvestment of distributions	4,060	41,217	29,792	302,576
Shares redeemed	(5,466,207)	(55,501,430)	(9,338,269)	(94,822,899)
Net decrease	(3,471,946)	$(35,254,386)	(3,480,247)	$(35,339,424)

Investor A1
Shares sold and automatic conversion of shares	2	$24	739	$7,500
Shares issued in reinvestment of distributions	2,586	26,274	8,375	85,087
Shares redeemed	(176,826)	(1,796,266)	(701,166)	(7,119,964)
Net decrease	(174,238)	$(1,769,968)	(692,052)	$(7,027,377)

Investor C
Shares sold	1,007,104	$10,102,543	1,150,996	$11,610,619
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	(980,871)	(9,844,751)	(2,287,397)	(23,072,994)
Net increase (decrease)	26,233	$257,792	(1,136,401)	$(11,462,375)
Total Net Increase (Decrease)	(7,076,290)	$(71,864,541)	3,189,778	$32,237,349
80	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (concluded)
	Six Months Ended December 31, 2014		Year Ended June 30, 2014
New York Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,888,206	$31,558,072	1,112,340	$11,495,688
Shares issued in reinvestment of distributions	61,928	681,614	69,907	725,328
Shares redeemed	(325,015)	(3,561,426)	(1,214,472)	(12,383,156)
Net increase (decrease)	2,625,119	$28,678,260	(32,225)	$(162,140)

Investor A
Shares sold and automatic conversion of shares	1,641,942	$17,939,916	1,063,443	$11,017,524
Shares issued in reinvestment of distributions	70,901	779,714	127,334	1,320,723
Shares redeemed	(499,729)	(5,452,903)	(1,723,525)	(17,595,277)
Net increase (decrease)	1,213,114	$13,266,727	(532,748)	$(5,257,030)

Investor A1
Shares sold and automatic conversion of shares	185	$1,889	32,965	$336,873
Shares issued in reinvestment of distributions	148,155	1,627,800	326,848	3,392,820
Shares redeemed	(494,527)	(5,431,032)	(1,546,165)	(15,878,378)
Net decrease	(346,187)	$(3,801,343)	(1,186,352)	$(12,148,685)

Investor C
Shares sold	437,575	$4,798,029	821,464	$8,573,753
Shares issued in reinvestment of distributions	29,818	327,675	52,465	545,056
Shares redeemed	(81,367)	(888,877)	(907,328)	(9,288,233)
Net increase (decrease)	386,026	$4,236,827	(33,399)	$(169,424)

Investor C1
Shares sold	—	—	1,379	$14,081
Shares issued in reinvestment of distributions	7,620	$83,706	17,577	182,299
Shares redeemed	(65,506)	(713,270)	(161,003)	(1,650,461)
Net decrease	(57,886)	$(629,564)	(142,047)	$(1,454,081)
Total Net Increase (Decrease)	3,820,186	$41,750,907	(1,926,771)	$(19,191,360)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	81

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

Paul L. Audet, President1 and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President2 and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and
Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of each Fund and Jennifer McGovern became a Vice President of each Fund.

Effective December 31, 2014, Paul L. Audet and Lawrence D. Fink resigned as Directors of each Fund, and Mr. Audet resigned as President of BlackRock Multi-State Municipal Series Trust. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Directors of each Fund, and Mr. Perlowski was appointed to serve as President of BlackRock Multi-State Municipal Series Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540 Custodian State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809 Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022 Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116 Address of Funds 100 Bellevue Parkway Wilmington, DE 19809
82	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

SEMI-ANNUAL REPORT	DECEMBER 31, 2014	83

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

84	SEMI-ANNUAL REPORT	DECEMBER 31, 2014

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These reports are intended for current holders. They are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-12/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Opportunities Fund (formerly, BlackRock New York Municipal Bond Fund) of BlackRock Multi-State Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Opportunities Fund (formerly, BlackRock New York Municipal Bond Fund) of BlackRock Multi-State Municipal Series Trust

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Opportunities Fund (formerly, BlackRock New York Municipal Bond Fund) of BlackRock Multi-State Municipal Series Trust

Date: February 27, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Opportunities Fund (formerly, BlackRock New York Municipal Bond Fund) of BlackRock Multi-State Municipal Series Trust

Date: February 27, 2015

3